SECURITIES AND EXCHANGE COMMISSION










                        Washington, D.C.  20549

                                 FORM 8-K


                                CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported) June 27, 1997


                              SYQUEST TECHNOLOGY, INC.
                    (Exact name of registrant as specified in its charter)

                                      Delaware
                    (State or other jurisdiction of incorporation)

                            0-19674                      94-2793941
            (Commission File Number)      (IRS Employer Identification No.)



                      47071 Bayside Parkway, Fremont, California 94538
                    (Address of principal executive offices) (Zip Code)


                    Registrant's telephone number, including area code
                                    (510) 226-4000


                                    Not Applicable
    (Former name or former address, if changed since last report.)

                INFORMATION TO BE INCLUDED IN THE REPORT

    Item 5  Other Events

    Recent warrant transactions Pursuant to Regulation D

    On June 27, 1997, Registrant issued 166,667 warrant shares to Silicon Valley Bank exercisable for 166,667 shares of Registrants common stock (the "Common Stock") at the exercise price noted in the warrant agreement provided herein.

    On June 27, 1997, Registrant issued 333,333 warrant shares to Silicon Valley Bank exercisable for 333,333 shares of Registrants common stock (the "Common Stock") at the exercise price noted in the warrant agreement provided herein.

    On July 23, 1997 through October 15, 1997,
    Registrant issued 254,428 warrant shares to Silakhan Route exercisable for 254,428 shares of Registrants common stock (the "Common Stock") at the exercise prices noted in the warrant agreements provided herein.

    On November 6, 1997, Registrant issued 1,804,347 warrant shares shares to Wharton Capital Partners exercisable for 1,804,347 shares of Registrants common stock (the "Common Stock") at the exercise price noted in the warrant agreement provided herein.


    Item 7  Financial Statements, Pro Forma Financial Information
                    and Exhibits

    10.1 Warrant Agreement dated as of June 27, 1997, between Registrant and Silicon Valley Bank,.

    10.2 Warrant Agreement dated as of June 27, 1997, between Registrant and Greyrock Business Credit.

    10.3 Warrant Agreement dated as of July 23, 1997, between Registrant and Silakhan Route.

    10.4 Warrant Agreement dated as of August 15, 1997, between Registrant and Silakhan Route.

    10.5 Warrant Agreement dated as of September 15, 1997, between Registrant and Silakhan Route.

    10.6 Warrant Agreement dated as of October 15, 1997, between Registrant and Silakhan Route.

    10.7 Warrant Agreement dated as of November 6, 1997, between Registrant and Wharton Capital Partners.


                    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYQUEST TECHNOLOGY,INC.

                                         (Registrant)


    Dated:  November 14, 1997      by /s/ Bob L. Corey
                                          Bob L. Corey

                             Executive Vice President, Finance










                             and Chief Financial Officer

    Exhibit 10.1


            THE SECURITIES REPRESENTED BY OR ISSUABLE ON
    EXERCISE OF THIS WARRANT HAVE NOT BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
    THE SECURITIES HAVE BEEN ACQUIRED FOR
    INVESTMENT AND MAY NOT BE OFFERED FOR SALE,
    SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF
    AN EFFECTIVE REGISTRATION STATEMENT FOR THE
    SECURITIES UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, AND APPLICABLE STATE SECURITIES LAWS,
    OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND
    SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT
    REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
    APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD
    PURSUANT TO RULE 144 UNDER SAID ACT.


    Warrant No. 76

            COMMON STOCK PURCHASE WARRANT


            SYQUEST TECHNOLOGY, INC.

            This Warrant certifies that Silicon Valley Bank
    ("Holder"), or its registered assigns, is the registered holder of one Warrant (the "Warrant") expiring on June 26, 2004 (the "Termination Date") to purchase shares of common stock, par value $.0001 per share (the "Common Stock"), of SYQUEST TECHNOLOGY,
    INC., a Delaware corporation (the "Issuer").  This
    Warrant entitles the holder to purchase from the Issuer up to 166,667 Warrant Shares (as defined below), subject to adjustment, at a per share
    Exercise Price (as defined below). A "Warrant Share" initially represents one fully paid and nonassessable share of Common Stock, based upon an Exchange Rate
    (as defined below) of one-for-one, subject to adjustment pursuant to paragraph 10.

            This Warrant was issued on June 27, 1997 (the
    "Closing Date").

            The exercise price per Warrant Share (plus transfer taxes, if applicable, the "Exercise Price") shall be the greater of (a) 130 percent of the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Exercise Notice
    (as defined below) as reported by the Nasdaq National
    Market (the "NNM") or, if the NNM is not then the










    principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the fair market value per share of Common
    Stock during such period as determined in good faith by the Board of Directors of the Issuer and (b) 130 percent of such closing sale price on the day immediately preceding the delivery of the Exercise
    Notice; provided that in no event shall the Exercise
    Price exceed $3.0469.  If the value of the Common
    Stock is to be determined by the Board of Directors of the Issuer and the holder of this Warrant disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American
    Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant. The Exercise Price multiplied by the Exercise Amount (as defined below) at any Exercise Date (as defined below) is referred to as a "Warrant Purchase Price".

            This Warrant shall have the following
    additional terms:

    1.      (a)     This Warrant is not exercisable until the
    lapse of a period ending on the 65th day (the
    "Notice Period") after the holder delivers a notice (a "65 Day Notice") to the Issuer designating an aggregate number of Warrant
    Shares (the "Exercisable Number").  A 65 Day
    Notice may be given at any time after the Closing Date. If the initial 65 Day Notice does not designate all of the Warrant Shares, this Warrant will become exercisable for some or all of the remaining Warrant Shares upon delivery of one or more 65 Day Notices increasing the Exercisable Number after a further Notice
    Period. From time to time following the Notice
    Period, this Warrant may be exercised on any Business Day prior to the Termination Date (an
    "Exercise Date") for any quantity of Warrant
    Shares, such that the aggregate number of Warrant Shares issued hereunder is less than or equal to the Exercisable Number. This Warrant shall be exercisable only in the minimum amount of 10,000 Warrant Shares and integral multiples of 10,000 Warrant Shares in excess thereof (or such lesser amount as shall constitute the full amount remaining of this Warrant). As used herein the term "Business Day" means any day on which banks in the State of California are open for business.











    (b) To exercise this Warrant, the registered holder must, prior to the Termination Date, surrender this Warrant to the Issuer at its principal office with the Exercise Notice attached hereto (an "Exercise Notice") duly completed and signed by the registered holder hereof and stating the total number of Warrant
    Shares in respect of which this Warrant is then exercised (the "Exercise Amount") and either
    (i) tender the applicable Warrant Purchase
    Price, or (ii) comply with the requirements of paragraph 1(c), below.
    (c) If Holder elects to exercise this Warrant pursuant to this paragraph 1(c), Holder shall indicate its election on the Exercise Notice.
    In such event, Holder shall be entitled to convert this Warrant into a number of shares of Common Stock determined by dividing (i) the aggregate fair market value of the Common Stock issuable upon exercise of this Warrant minus the aggregate Exercise Price for such Common
    Stock by (ii) the closing sale prices per share of Common Stock on the date of the Exercise
    Notice as reported by the NNM or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Issuer. If the value of the Common Stock is to be determined by the Board of Directors of the Issuer and the holder of this Warrant disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.

    2.      On the Business Day following an Exercise Date
    (an "Issue Date"), the Issuer shall issue and cause to be delivered to the registered holder hereof at such address as such holder shall specify in the Exercise Notice a certificate or certificates for the number of full Warrant
    Shares issuable upon the exercise of this Warrant, registered in such holder's name, together with cash (if any) as provided in paragraph 4. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of such Exercise Date.

    3.      If on such Issue Date the number of Warrant
    Shares to be delivered shall be less than the total number of Warrant Shares deliverable hereunder, there shall be issued to the holder hereof or his assignee on such Issue Date a new warrant substantially identical to this
    Warrant, except that such new warrant shall evidence the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable hereunder less (y) the number of Warrant Shares so delivered.

    4. The Issuer shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant
    Shares which shall be issuable upon the
    exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant
    Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant
    Share would, except for the provisions of this paragraph 4, be issuable on the exercise of this Warrant, the Issuer shall pay an amount in cash equal to the last per share sale price of the Common Stock (on the NNM or the Principal
    Market, as the case may be) on the day
    immediately preceding the Exercise Date, multiplied by such fraction (subject to adjustment pursuant to paragraph 10); provided that if at the time that the Exercise Price is to be determined the NNM is not the principal trading market for the Common Stock and there is no Principal Market, then the amount of cash to be paid per fractional Warrant Share shall be determined in good faith by the Board of Directors of the Issuer. If the holder of this Warrant disagrees with such determination, the amount of cash to be paid per fractional
    Warrant Share will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.

    5. For so long as this Warrant has not been exercised in full, the Issuer shall at all times prior to the Termination Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common
    Stock, for issuance upon exercise of this Warrant, the maximum number of shares of Common










    Stock and any other Capital Stock (as defined below) then so issuable. In furtherance of the foregoing, but subject to adjustment pursuant to paragraph 10 and to increase pursuant to the fourth paragraph hereof, the Issuer shall reserve for issuance hereunder, not less than 166,667 shares of Common Stock. In the event the number of shares of Common Stock or other securities issuable in respect of the Warrant
    Shares exceeds the authorized number of shares of Common Stock or other securities, the Issuer shall promptly take all actions necessary to increase the authorized number, including causing its Board of Directors to call a special meeting of stockholders within thirty days of the date on which such excess first existed and recommend such increase for approval by the Issuer's stockholders. The
    Issuer shall use its best efforts to obtain stockholder approval of the increase to the authorized number of shares of Common Stock.

    6. By accepting delivery of this Warrant, the registered holder hereof covenants and agrees with the Issuer not to exercise or transfer this Warrant or any Warrant Shares except in compliance with this Warrant, and that certain
    Investment Letter dated November 14, 1997, between Issuer and Holder.

    7. By accepting this Warrant, the registered holder hereof covenants and agrees with the Issuer that this Warrant may not be sold, assigned, conveyed, encumbered, pledged, hypothecated or in any other manner disposed of or transferred, as a whole or in part, unless and until such holder shall deliver to the Issuer (i) written notice of such transfer and of the name and address of the transferee, (ii) a written agreement, in form and substance reasonably satisfactory to the Issuer, of the transferee to comply with the applicable terms of this Warrant and (iii) an opinion of counsel for such holder, reasonably satisfactory to the Issuer in form, scope and substance, that such transaction will comply with all applicable securities laws and regulations; provided that the Issuer shall waive the requirement for such an opinion with respect to a single transfer by such holder (but not any subsequent transfer) to a corporation that itself or through one or more intermediary corporations owns of record and beneficially all of the outstanding capital stock of such holder or all of the outstanding capital stock of which is owned of record and beneficially by such holder or by a corporation that also owns of record and beneficially all of the outstanding capital stock of such holder. If a portion of this Warrant is transferred, all rights of the registered holder hereunder may be exercised by the transferee (subject to the requirement that such transferee shall provide a like opinion of counsel in respect of the number of Warrant
    Shares transferred with the portion of this Warrant), provided that any registered holder of this Warrant may deliver a 65 Day Notice, an Exercise Notice or elect the form of consideration pursuant to paragraph 10 only with respect to the Warrant Shares subject to such holder's portion of this Warrant, and, for purposes of paragraph 10(c), the calculation of the Black-Scholes Warrant Value shall be made by the registered holder(s) of a majority in interest of this Warrant.

    8.      The Issuer will pay all documentary stamp taxes
    (if any) attributable to the issuance of Warrant Shares upon the exercise of this Warrant by the registered holder hereof;
    provided that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant surrendered upon the exercise of this Warrant, and the Issuer shall not be required to issue or deliver this Warrant or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

    9. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated
    Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new
    Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant and indemnity, if requested, reasonably satisfactory to the Issuer. Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

    10.     The number of shares of Common Stock (and other










    Capital Stock (as defined below) or property)
    (as adjusted from time to time, the "Exchange
    Rate") issuable upon the exercise of this Warrant and the terms and conditions of this Warrant are subject to adjustment by the Issuer, in consultation with the holder hereof, from time to time as follows:

            (a)     If the Issuer:

          1.      subdivides its outstanding shares
    of Common Stock into a greater
    number of shares;

          2.      combines its outstanding shares of
    Common Stock into a smaller number
    of shares; or

          3.      issues by reclassification of its
    Common Stock any shares of its
    Capital Stock;

                    then the Exchange Rate in effect
    immediately prior to such action shall be adjusted so that the registered holder hereof shall thereafter be entitled to receive upon exercise of this Warrant in respect of each Warrant Share the number of shares of Common Stock or other
    Capital Stock of the Issuer that such
    holder would have received immediately
    following such action if such holder had so exercised this Warrant immediately prior to such action.

    As used herein, the term "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

    Such adjustment shall become effective
    simultaneously with the effective date of any subdivision, combination or reclassification.

    If, after an adjustment, the registered
    holder hereof would receive upon exercise shares of two or more classes of Capital
    Stock of the Issuer, the Exchange Rate
    shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to each such class of Capital Stock as is contemplated hereby with respect to the Common Stock, on
    terms comparable to those applicable to
    Common Stock hereunder.

            (b) Whenever any of the actions described in this paragraph 10 are to be taken, the Issuer shall provide the notices required by paragraph 11 hereof.

            (c) (A) The Issuer covenants and agrees with the registered holder hereof not to consolidate or merge with or into, or sell, transfer or lease all or substantially all its assets to, or sell a majority of its securities generally entitled to vote for the election of directors of the Issuer ("Voting
    Securities") to, any person, unless, and
    (B) if any person consummates a tender
    offer for the purchase of at least a
    majority of the Voting Securities (any of which transactions described in clauses
    (A) and (B), a "Transaction"), then, at
    the election of the registered holder
    hereof (or if such holder does not notify the Issuer of such election within twenty days after being notified of the Transaction, at the election of the Issuer), on the effective date of such Transaction (the "Transaction Date") and as a condition to the consummation of any Transaction described in clause (A), either:

      1.      the Issuer shall have redeemed this
    Warrant by paying to such holder,
    upon surrender of this Warrant, a
    cash payment equal to the Black-
    Scholes value of the unexercised
    portion of this Warrant from the
    effective date of the Transaction
    until the Warrant Expiration Date
    (the "Black-Scholes Warrant
    Value"), computed as of such
    Transaction Date; or

       2.      (a)     such person shall expressly
    assume in writing all of the
    obligations of the Issuer
    hereunder and deliver notice
    thereof to the registered
    holder hereof; and

                (b)     upon consummation of such
    Transaction, this Warrant
    shall automatically become










    exercisable for the common
    stock of the acquiror
    (without regard to the form
    of acquisition consideration)
    with similar terms and at an
    exercise price that would
    result in a Black-Scholes
    Warrant Value of this Warrant
     computed immediately after
    the Transaction equal to the
    Black-Scholes Warrant Value
    of this Warrant computed
    immediately before the
    Transaction.

    For purposes of this paragraph 10(c), the factors to be used in the calculation of the Black-Scholes Warrant Value are as follows:

    Stock Price:
    the last sales price of
    the Common Stock reported by Bloomberg
    on the last Trading Day Prior to the
    Transaction Date (the "Last Trading day")

    Time To Expiration:
    the number of Trading Days between the last
    Trading Day and the Termination Date.

    Exercise Price: Exercise Price

    Volatility:
    volatility shown by Bloomberg for the past
    260 days at close on the Last Trading Day, unless the Time to Expiration is less than 260 Trading Days, in which case the volatility shown by Bloomberg at close on the Last Trading Day for the number of Trading Days from the Last Trading Day to the Termination Date.

    Risk-Free Interest Rate:
    closing yield as of the Last Trading Day as quoted in the Wall Street Journal for U.S.
    Treasury bond with a maturity date closest to the Termination Date.

    Number of Shares Outstanding :

    total number of shares of Common Stock
    outstanding as of the Last Trading Day.


    Exercisable Common Stock:











    the number of shares of Common Stock
    exercisable under this Warrant as of the Transaction Date


    The Black-Scholes Warrant Value will be
    calculated using the factors shown above.
     A preliminary calculation of the Black-
    Scholes Warrant Value, and, if
    applicable, the exercise price
    contemplated by paragraph 10(c)2(b)
    hereof,  (using then-current values for
    each factor) will be delivered by Holder to the Issuer not later than the tenth day after it receives notice of a Transaction by the Issuer. The Issuer, in turn, will respond within five days with any comments or questions and reach agreement with Holder on the preliminary factors. On the Transaction Date,
    Holder, in consultation with the Issuer, will calculate the final Black-Scholes
    Warrant Value using the then-current
    values for each factor; such calculation will be used to compute the values called for in paragraph 10(c). It shall be a condition to any Transaction that the consideration provided for herein shall be paid in full, in the case of cash, or delivered, in the case of a warrant, all in accordance with the terms hereof, immediately prior to the consummation of the Transaction. As used herein, the term
    "Trading Day" means any day on which the Issuer's Common Stock is quoted on the NNM or, if applicable, other national securities exchange. If the factors shown above can not be determined because the Issuer's Common Stock is not listed on any national securities exchange or because Bloomberg does not report the factors shown above, then the Issuer and the holder of this Warrant shall agree on an alternative calculation to satisfy the requirements of this paragraph 10(c).

            (d) After an adjustment to the Exchange Rate hereunder, any subsequent event requiring an adjustment hereunder shall cause an adjustment to the Exchange Rate as so adjusted.

            (e)     Upon the issuance of any stock dividend
    or distribution of Common Stock pro rata to all holders of Common Stock, the Exchange Rate shall be adjusted so that the registered holder hereof on the
    record date for such distribution shall
    be entitled to receive such dividend or
    distribution on the same terms as the
    holders of Common Stock upon exercise
    hereof.

    11. Except as provided in the following paragraph, upon any adjustment of the Exchange Rate pursuant to paragraph 10, the Issuer shall promptly thereafter but in any event within fifteen days following such adjustment (i) cause to be delivered to the registered holder hereof a certificate of its Chief Financial
    Officer setting forth the Exchange Rate after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be delivered to the registered holder hereof at its address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as part of the notice required to be mailed under the other provisions of this paragraph 11.

    In case:

            (a)     the Issuer shall authorize the issuance
    to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

            (b)     of any proposal for a consolidation or
    merger to which the Issuer is a party,
    the sale or transfer of all or
    substantially all of the assets of the
    Issuer, or any reclassification or change of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of a tender offer or exchange offer for shares of Common
    Stock; or

            (c)     of the voluntary or involuntary
    dissolution, liquidation or winding up of the Issuer; or











            (d)     the Issuer proposes to take any action
    that would require an adjustment of the
    Exchange Rate pursuant to paragraph 10;


            then the Issuer shall cause to be given to the registered holder hereof at its address appearing on the Warrant Register (as defined below), at least twenty days (or ten days in any case specified in clause (a) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

    12.     The Issuer shall serve as warrant agent (the
    "Warrant Agent") under this Agreement.  The
    Warrant Agent hereunder shall at all times maintain a register (the "Warrant Register") of the holders of Warrants. Upon thirty days' notice to the registered holder hereof, the Issuer may appoint a new Warrant Agent. Such new Warrant Agent shall be a corporation doing business and in good standing under the laws of the United States or any state thereof, and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Warrant Agent prior to its appointment;
    provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant
    Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant
    Agent, without any further assurance,
    conveyance, act or deed, but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Issuer and shall be legally and validly executed and delivered by the Issuer.

            Any corporation into which the Issuer or any new Warrant Agent may be merged or any corporation resulting from any consolidation to which the Issuer or any new Warrant Agent shall be a party or any corporation to which the Issuer or any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Agreement without any further act; provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of this paragraph 12 or
    (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant
    Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to the registered holder hereof at such holder's last address as shown on the Warrant Register.

            This Warrant shall not be valid unless signed by the Issuer.


            IN WITNESS WHEREOF, SyQuest Technology, Inc.
    has caused this Warrant to be signed by its duly authorized officer.

    Dated:

    SYQUEST TECHNOLOGY, INC.


                             By:

                             Name:
                             Title:


            FORM OF EXERCISE NOTICE
            (To Be Executed Upon Exercise of the Warrant)
                                                            [DATE]
    SyQuest Technology, Inc.
    47071 Bayside Parkway
    Fremont, CA 94538










    Attention:  Chief Financial Officer

            Re:  Warrant No.

    Ladies and Gentlemen:

                    The undersigned is the registered holder of the above-referenced warrant (the "Warrant") issued by SyQuest Technology, Inc., the original of which is attached hereto, and hereby elects to exercise the Warrant: (check applicable box)

            [ ]     to acquire _________ shares of Common
    Stock (as defined in the Warrant) and
    herewith tenders $_____________ by
    certified or official bank check to the
    order of SyQuest Technology, Inc. as
    payment for such Warrant Shares in
    accordance with the terms of the Warrant
    (as defined in the Warrant); or

            [ ]     to acquire __________ shares of Common
    Stock in accordance with paragraph 1(c)
    of the Warrant according to the following calculation: ([insert aggregate fair market value of Common Stock issuable under the Warrant to be exercised] -
    [insert aggregate Exercise Price of such shares of Common Stock]) ? [insert closing sale price of Common Stock on date of Exercise Notice] = [insert number of shares of Common Stock to be acquired]

                    In accordance with the attached Warrant,
    the undersigned requests that certificates for such
    Warrant Shares be registered in the name of and
    delivered to the undersigned at the following
    address:
            ________________________
            ________________________
            ________________________

                    [If the number of Warrant Shares to be
    delivered is less than the total number of Warrant
    Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant substantially identical to the attached
    Warrant be issued to the undersigned evidencing the right to purchase the number of Warrant Shares remaining following the exercise of the Warrant.

                                          NAME OF REGISTERED HOLDER

                                                    [ADDRESS]

                                                    By:











                                                    Name:
                                                    Title:

    Exhibit 10.2

            THE SECURITIES REPRESENTED BY OR ISSUABLE ON
    EXERCISE OF THIS WARRANT HAVE NOT BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
    THE SECURITIES HAVE BEEN ACQUIRED FOR
    INVESTMENT AND MAY NOT BE OFFERED FOR SALE,
    SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF
    AN EFFECTIVE REGISTRATION STATEMENT FOR THE
    SECURITIES UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, AND APPLICABLE STATE SECURITIES LAWS,
    OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND
    SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT
    REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
    APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD
    PURSUANT TO RULE 144 UNDER SAID ACT.


    Warrant No. 77

            COMMON STOCK PURCHASE WARRANT


            SYQUEST TECHNOLOGY, INC.

            This Warrant certifies that Greyrock Business
    Credit ("Holder"), or its registered assigns, is the registered holder of one Warrant (the "Warrant") expiring on June 26, 2004 (the "Termination Date") to purchase shares of common stock, par value $.0001 per share (the "Common Stock"), of SYQUEST TECHNOLOGY,
    INC., a Delaware corporation (the "Issuer").  This
    Warrant entitles the holder to purchase from the Issuer up to 333,333 Warrant Shares (as defined below), subject to adjustment, at a per share
    Exercise Price (as defined below). A "Warrant Share" initially represents one fully paid and nonassessable share of Common Stock, based upon an Exchange Rate
    (as defined below) of one-for-one, subject to adjustment pursuant to paragraph 10.

            This Warrant was issued on June 27, 1997 (the
    "Closing Date").

            The exercise price per Warrant Share (plus transfer taxes, if applicable, the "Exercise Price") shall be the greater of (a) 130 percent of the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Exercise Notice
    (as defined below) as reported by the Nasdaq National










    Market (the "NNM") or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the fair market value per share of Common
    Stock during such period as determined in good faith by the Board of Directors of the Issuer and (b) 130 percent of such closing sale price on the day immediately preceding the delivery of the Exercise
    Notice; provided that in no event shall the Exercise
    Price exceed $3.0469.  If the value of the Common
    Stock is to be determined by the Board of Directors of the Issuer and the holder of this Warrant disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American
    Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant. The Exercise Price multiplied by the Exercise Amount (as defined below) at any Exercise Date (as defined below) is referred to as a "Warrant Purchase Price".

            This Warrant shall have the following
    additional terms:

    1.      (a)     This Warrant is not exercisable until the
    lapse of a period ending on the 65th day (the
    "Notice Period") after the holder delivers a notice (a "65 Day Notice") to the Issuer designating an aggregate number of Warrant
    Shares (the "Exercisable Number").  A 65 Day
    Notice may be given at any time after the Closing Date. If the initial 65 Day Notice does not designate all of the Warrant Shares, this Warrant will become exercisable for some or all of the remaining Warrant Shares upon delivery of one or more 65 Day Notices increasing the Exercisable Number after a further Notice
    Period. From time to time following the Notice
    Period, this Warrant may be exercised on any Business Day prior to the Termination Date (an
    "Exercise Date") for any quantity of Warrant
    Shares, such that the aggregate number of Warrant Shares issued hereunder is less than or equal to the Exercisable Number. This Warrant shall be exercisable only in the minimum amount of 10,000 Warrant Shares and integral multiples of 10,000 Warrant Shares in excess thereof (or such lesser amount as shall constitute the full amount remaining of this Warrant). As used herein the term "Business Day" means any day on which banks in the State of California are open for business.











            (b) To exercise this Warrant, the registered holder must, prior to the Termination Date, surrender this Warrant to the Issuer at its principal office with the Exercise Notice attached hereto (an "Exercise Notice") duly completed and signed by the registered holder hereof and stating the total number of Warrant
    Shares in respect of which this Warrant is then exercised (the "Exercise Amount") and either
    (i) tender the applicable Warrant Purchase
    Price, or (ii) comply with the requirements of paragraph 1(c), below.
            (c) If Holder elects to exercise this Warrant pursuant to this paragraph 1(c), Holder shall indicate its election on the Exercise Notice.
    In such event, Holder shall be entitled to convert this Warrant into a number of shares of Common Stock determined by dividing (i) the aggregate fair market value of the Common Stock issuable upon exercise of this Warrant minus the aggregate Exercise Price for such Common
    Stock by (ii) the closing sale prices per share of Common Stock on the date of the Exercise
    Notice as reported by the NNM or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Issuer. If the value of the Common Stock is to be determined by the Board of Directors of the Issuer and the holder of this Warrant disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.

    2.      On the Business Day following an Exercise Date
    (an "Issue Date"), the Issuer shall issue and cause to be delivered to the registered holder hereof at such address as such holder shall specify in the Exercise Notice a certificate or certificates for the number of full Warrant
    Shares issuable upon the exercise of this Warrant, registered in such holder's name, together with cash (if any) as provided in paragraph 4. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of such Exercise Date.

    3.      If on such Issue Date the number of Warrant
    Shares to be delivered shall be less than the total number of Warrant Shares deliverable hereunder, there shall be issued to the holder hereof or his assignee on such Issue Date a new warrant substantially identical to this
    Warrant, except that such new warrant shall evidence the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable hereunder less (y) the number of Warrant Shares so delivered.

    4. The Issuer shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant
    Shares which shall be issuable upon the
    exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant
    Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant
    Share would, except for the provisions of this paragraph 4, be issuable on the exercise of this Warrant, the Issuer shall pay an amount in cash equal to the last per share sale price of the Common Stock (on the NNM or the Principal
    Market, as the case may be) on the day
    immediately preceding the Exercise Date, multiplied by such fraction (subject to adjustment pursuant to paragraph 10); provided that if at the time that the Exercise Price is to be determined the NNM is not the principal trading market for the Common Stock and there is no Principal Market, then the amount of cash to be paid per fractional Warrant Share shall be determined in good faith by the Board of Directors of the Issuer. If the holder of this Warrant disagrees with such determination, the amount of cash to be paid per fractional
    Warrant Share will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.

    5. For so long as this Warrant has not been exercised in full, the Issuer shall at all times prior to the Termination Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common
    Stock, for issuance upon exercise of this










    Warrant, the maximum number of shares of Common
    Stock and any other Capital Stock (as defined below) then so issuable. In furtherance of the foregoing, but subject to adjustment pursuant to paragraph 10 and to increase pursuant to the fourth paragraph hereof, the Issuer shall reserve for issuance hereunder, not less than 333,333 shares of Common Stock. In the event the number of shares of Common Stock or other securities issuable in respect of the Warrant
    Shares exceeds the authorized number of shares of Common Stock or other securities, the Issuer shall promptly take all actions necessary to increase the authorized number, including causing its Board of Directors to call a special meeting of stockholders within thirty days of the date on which such excess first existed and recommend such increase for approval by the Issuer's stockholders. The
    Issuer shall use its best efforts to obtain stockholder approval of the increase to the authorized number of shares of Common Stock.

    6. By accepting delivery of this Warrant, the registered holder hereof covenants and agrees with the Issuer not to exercise or transfer this Warrant or any Warrant Shares except in compliance with this Warrant, and that certain
    Investment Letter dated November 14, 1997, between Issuer and Holder.

    7. By accepting this Warrant, the registered holder hereof covenants and agrees with the Issuer that this Warrant may not be sold, assigned, conveyed, encumbered, pledged, hypothecated or in any other manner disposed of or transferred, as a whole or in part, unless and until such holder shall deliver to the Issuer (i) written notice of such transfer and of the name and address of the transferee, (ii) a written agreement, in form and substance reasonably satisfactory to the Issuer, of the transferee to comply with the applicable terms of this Warrant and (iii) an opinion of counsel for such holder, reasonably satisfactory to the Issuer in form, scope and substance, that such transaction will comply with all applicable securities laws and regulations; provided that the Issuer shall waive the requirement for such an opinion with respect to a single transfer by such holder (but not any subsequent transfer) to a corporation that itself or through one or more intermediary corporations owns of record and beneficially all of the outstanding capital stock of such holder or all of the outstanding capital stock of which is owned of record and beneficially by such holder or by a corporation that also owns of record and beneficially all of the outstanding capital stock of such holder. If a portion of this Warrant is transferred, all rights of the registered holder hereunder may be exercised by the transferee (subject to the requirement that such transferee shall provide a like opinion of counsel in respect of the number of Warrant
    Shares transferred with the portion of this Warrant), provided that any registered holder of this Warrant may deliver a 65 Day Notice, an Exercise Notice or elect the form of consideration pursuant to paragraph 10 only with respect to the Warrant Shares subject to such holder's portion of this Warrant, and, for purposes of paragraph 10(c), the calculation of the Black-Scholes Warrant Value shall be made by the registered holder(s) of a majority in interest of this Warrant.

    8.      The Issuer will pay all documentary stamp taxes
    (if any) attributable to the issuance of Warrant Shares upon the exercise of this Warrant by the registered holder hereof;
    provided that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant surrendered upon the exercise of this Warrant, and the Issuer shall not be required to issue or deliver this Warrant or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

    9. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated
    Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new
    Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant and indemnity, if requested, reasonably satisfactory to the Issuer. Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.











    10.     The number of shares of Common Stock (and other
    Capital Stock (as defined below) or property)
    (as adjusted from time to time, the "Exchange
    Rate") issuable upon the exercise of this Warrant and the terms and conditions of this Warrant are subject to adjustment by the Issuer, in consultation with the holder hereof, from time to time as follows:

            (a)     If the Issuer:

                    1.      subdivides its outstanding shares
    of Common Stock into a greater
    number of shares;

                    2.      combines its outstanding shares of
    Common Stock into a smaller number
    of shares; or

                    3.      issues by reclassification of its
    Common Stock any shares of its
    Capital Stock;

                    then the Exchange Rate in effect
    immediately prior to such action shall be adjusted so that the registered holder hereof shall thereafter be entitled to receive upon exercise of this Warrant in respect of each Warrant Share the number of shares of Common Stock or other
    Capital Stock of the Issuer that such
    holder would have received immediately
    following such action if such holder had so exercised this Warrant immediately prior to such action.

                    As used herein, the term "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

                    Such adjustment shall become effective
    simultaneously with the effective date of any subdivision, combination or reclassification.

                    If, after an adjustment, the registered
    holder hereof would receive upon exercise shares of two or more classes of Capital
    Stock of the Issuer, the Exchange Rate
    shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to each such class of










    Capital Stock as is contemplated hereby
    with respect to the Common Stock, on
    terms comparable to those applicable to
    Common Stock hereunder.

            (b) Whenever any of the actions described in this paragraph 10 are to be taken, the Issuer shall provide the notices required by paragraph 11 hereof.

            (c) (A) The Issuer covenants and agrees with the registered holder hereof not to consolidate or merge with or into, or sell, transfer or lease all or substantially all its assets to, or sell a majority of its securities generally entitled to vote for the election of directors of the Issuer ("Voting
    Securities") to, any person, unless, and
    (B) if any person consummates a tender
    offer for the purchase of at least a
    majority of the Voting Securities (any of which transactions described in clauses
    (A) and (B), a "Transaction"), then, at
    the election of the registered holder
    hereof (or if such holder does not notify the Issuer of such election within twenty days after being notified of the Transaction, at the election of the Issuer), on the effective date of such Transaction (the "Transaction Date") and as a condition to the consummation of any Transaction described in clause (A), either:

                    1.      the Issuer shall have redeemed this
    Warrant by paying to such holder,
    upon surrender of this Warrant, a
    cash payment equal to the Black-
    Scholes value of the unexercised
    portion of this Warrant from the
    effective date of the Transaction
    until the Warrant Expiration Date
    (the "Black-Scholes Warrant
    Value"), computed as of such
    Transaction Date; or

    2.      (a)     such person shall expressly
    assume in writing all of the
    obligations of the Issuer
    hereunder and deliver notice
    thereof to the registered
    holder hereof; and

            (b)     upon consummation of such
    Transaction, this Warrant










    shall automatically become
    exercisable for the common
    stock of the acquiror
    (without regard to the form
    of acquisition consideration)
    with similar terms and at an
    exercise price that would
    result in a Black-Scholes
    Warrant Value of this Warrant
     computed immediately after
    the Transaction equal to the
    Black-Scholes Warrant Value
    of this Warrant computed
    immediately before the
    Transaction.

    For purposes of this paragraph 10(c), the factors to be used in the calculation of the Black-Scholes Warrant Value are as follows:

    Stock Price:
    the last sales price of
    the Common Stock reported by Bloomberg
    on the last Trading Day Prior to the
    Transaction Date (the "Last Trading day")

    Time To Expiration:
    the number of Trading Days between the last
    Trading Day and the Termination Date.

    Exercise Price: Exercise Price

    Volatility:
    volatility shown by Bloomberg for the past
    260 days at close on the Last Trading Day, unless the Time to Expiration is less than 260 Trading Days, in which case the volatility shown by Bloomberg at close on the Last Trading Day for the number of Trading Days from the Last Trading Day to the Termination Date.

    Risk-Free Interest Rate:
    closing yield as of the Last Trading Day as quoted in the Wall Street Journal for U.S.
    Treasury bond with a maturity date closest to the Termination Date.

    Number of Shares Outstanding :

    total number of shares of Common Stock
    outstanding as of the Last Trading Day.


    Exercisable Common Stock:











    the number of shares of Common Stock
    exercisable under this Warrant as of the Transaction Date


    The Black-Scholes Warrant Value will be
    calculated using the factors shown above.
     A preliminary calculation of the Black-
    Scholes Warrant Value, and, if
    applicable, the exercise price
    contemplated by paragraph 10(c)2(b)
    hereof,  (using then-current values for
    each factor) will be delivered by Holder to the Issuer not later than the tenth day after it receives notice of a Transaction by the Issuer. The Issuer, in turn, will respond within five days with any comments or questions and reach agreement with Holder on the preliminary factors. On the Transaction Date,
    Holder, in consultation with the Issuer, will calculate the final Black-Scholes
    Warrant Value using the then-current
    values for each factor; such calculation will be used to compute the values called for in paragraph 10(c). It shall be a condition to any Transaction that the consideration provided for herein shall be paid in full, in the case of cash, or delivered, in the case of a warrant, all in accordance with the terms hereof, immediately prior to the consummation of the Transaction. As used herein, the term
    "Trading Day" means any day on which the Issuer's Common Stock is quoted on the NNM or, if applicable, other national securities exchange. If the factors shown above can not be determined because the Issuer's Common Stock is not listed on any national securities exchange or because Bloomberg does not report the factors shown above, then the Issuer and the holder of this Warrant shall agree on an alternative calculation to satisfy the requirements of this paragraph 10(c).

    (d) After an adjustment to the Exchange Rate hereunder, any subsequent event requiring an adjustment hereunder shall cause an adjustment to the Exchange Rate as so adjusted.

    (e)     Upon the issuance of any stock dividend
    or distribution of Common Stock pro rata to all holders of Common Stock, the










    Exchange Rate shall be adjusted so that
    the registered holder hereof on the
    record date for such distribution shall
    be entitled to receive such dividend or
    distribution on the same terms as the
    holders of Common Stock upon exercise
    hereof.

    11. Except as provided in the following paragraph, upon any adjustment of the Exchange Rate pursuant to paragraph 10, the Issuer shall promptly thereafter but in any event within fifteen days following such adjustment (i) cause to be delivered to the registered holder hereof a certificate of its Chief Financial
    Officer setting forth the Exchange Rate after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be delivered to the registered holder hereof at its address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as part of the notice required to be mailed under the other provisions of this paragraph 11.

    In case:

            (a)     the Issuer shall authorize the issuance
    to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

            (b)     of any proposal for a consolidation or
    merger to which the Issuer is a party,
    the sale or transfer of all or
    substantially all of the assets of the
    Issuer, or any reclassification or change of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of a tender offer or exchange offer for shares of Common
    Stock; or

            (c)     of the voluntary or involuntary
    dissolution, liquidation or winding up of the Issuer; or











            (d)     the Issuer proposes to take any action
    that would require an adjustment of the
    Exchange Rate pursuant to paragraph 10;


            then the Issuer shall cause to be given to the registered holder hereof at its address appearing on the Warrant Register (as defined below), at least twenty days (or ten days in any case specified in clause (a) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

    12.     The Issuer shall serve as warrant agent (the
    "Warrant Agent") under this Agreement.  The
    Warrant Agent hereunder shall at all times maintain a register (the "Warrant Register") of the holders of Warrants. Upon thirty days' notice to the registered holder hereof, the Issuer may appoint a new Warrant Agent. Such new Warrant Agent shall be a corporation doing business and in good standing under the laws of the United States or any state thereof, and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Warrant Agent prior to its appointment;
    provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant
    Agent, it shall be vested with the same powers,










    rights, duties and responsibilities as if it had been originally named herein as the Warrant
    Agent, without any further assurance,
    conveyance, act or deed, but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Issuer and shall be legally and validly executed and delivered by the Issuer.

            Any corporation into which the Issuer or any new Warrant Agent may be merged or any corporation resulting from any consolidation to which the Issuer or any new Warrant Agent shall be a party or any corporation to which the Issuer or any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Agreement without any further act; provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of this paragraph 12 or
    (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant
    Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to the registered holder hereof at such holder's last address as shown on the Warrant Register.

            This Warrant shall not be valid unless signed by the Issuer.


            IN WITNESS WHEREOF, SyQuest Technology, Inc.
    has caused this Warrant to be signed by its duly authorized officer.

    Dated:

                         SYQUEST TECHNOLOGY,INC.


                                           By:

                                           Name:
                                           Title:

            FORM OF EXERCISE NOTICE
            (To Be Executed Upon Exercise of the Warrant)
                                                            [DATE]
    SyQuest Technology, Inc.
    47071 Bayside Parkway
    Fremont, CA 94538










    Attention:  Chief Financial Officer

            Re:  Warrant No.

    Ladies and Gentlemen:

                    The undersigned is the registered holder of the above-referenced warrant (the "Warrant") issued by SyQuest Technology, Inc., the original of which is attached hereto, and hereby elects to exercise the Warrant: (check applicable box)

            [ ]     to acquire _________ shares of Common
    Stock (as defined in the Warrant) and
    herewith tenders $_____________ by
    certified or official bank check to the
    order of SyQuest Technology, Inc. as
    payment for such Warrant Shares in
    accordance with the terms of the Warrant
    (as defined in the Warrant); or

            [ ]     to acquire __________ shares of Common
    Stock in accordance with paragraph 1(c)
    of the Warrant according to the following calculation: ([insert aggregate fair market value of Common Stock issuable under the Warrant to be exercised] -
    [insert aggregate Exercise Price of such shares of Common Stock]) ? [insert closing sale price of Common Stock on date of Exercise Notice] = [insert number of shares of Common Stock to be acquired]

                    In accordance with the attached Warrant,
    the undersigned requests that certificates for such
    Warrant Shares be registered in the name of and
    delivered to the undersigned at the following
    address:
            ________________________
            ________________________
            ________________________

                    [If the number of Warrant Shares to be
    delivered is less than the total number of Warrant
    Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant substantially identical to the attached
    Warrant be issued to the undersigned evidencing the right to purchase the number of Warrant Shares remaining following the exercise of the Warrant.

                                                    NAME OF REGISTERED
    HOLDER
                                                    [ADDRESS]

                                                    By:










            _____________________________
                                                            Name:
                                                            Title:


    Exhibit 10.3

            THE SECURITIES REPRESENTED BY OR ISSUABLE ON
    EXERCISE OF THIS WARRANT HAVE NOT BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
    THE SECURITIES HAVE BEEN ACQUIRED FOR
    INVESTMENT AND MAY NOT BE OFFERED FOR SALE,
    SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF
    AN EFFECTIVE REGISTRATION STATEMENT FOR THE
    SECURITIES UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, AND APPLICABLE STATE SECURITIES LAWS,
    OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND
    SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT
    REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
    APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD
    PURSUANT TO RULE 144 UNDER SAID ACT.


    Warrant No. 73

            COMMON STOCK PURCHASE WARRANT


            SYQUEST TECHNOLOGY, INC.

            This Warrant certifies that The Silakhan Route
    ("Holder"), or its registered assigns, is the registered holder of one Warrant (the "Warrant") expiring on May 20, 2004 (the "Termination Date") to purchase shares of common stock, par value $.001 per share (the "Common Stock"), of SYQUEST TECHNOLOGY,
    INC., a Delaware corporation (the "Issuer").  This
    Warrant entitles the holder to purchase from the Issuer up to 132,923 Warrant Shares (as defined below), subject to adjustment, at a per share
    Exercise Price (as defined below). A "Warrant Share" initially represents one fully paid and nonassessable share of Common Stock, based upon an Exchange Rate
    (as defined below) of one-for-one, subject to adjustment pursuant to paragraph 10.

            This Warrant was issued on July 23, 1997 (the
    "Closing Date").

            The exercise price per Warrant Share (plus transfer taxes, if applicable, the "Exercise Price") shall be the greater of (a) 130 percent of the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Exercise Notice










    (as defined below) as reported by the Nasdaq National
    Market (the "NNM") or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the fair market value per share of Common
    Stock during such period as determined in good faith by the Board of Directors of the Issuer and (b) 130 percent of such closing sale price on the day immediately preceding the delivery of the Exercise
    Notice; provided that in no event shall the Exercise
    Price exceed $3.0469.  If the value of the Common
    Stock is to be determined by the Board of Directors of the Issuer and the holder of this Warrant disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American
    Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant. The Exercise Price multiplied by the Exercise Amount (as defined below) at any Exercise Date (as defined below) is referred to as a "Warrant Purchase Price".

            This Warrant shall have the following
    additional terms:

    1. This Warrant is not exercisable until the lapse of a period ending on the 65th day (the "Notice
    Period") after the holder delivers a notice (a
    "65 Day Notice") to the Issuer designating an aggregate number of Warrant Shares (the "Exer-cisable Number"). A 65 Day Notice may be given at any time after the Closing Date. If the initial 65 Day Notice does not designate all of the Warrant Shares, this Warrant will become exercisable for some or all of the remaining
    Warrant Shares upon delivery of one or more 65
    Day Notices increasing the Exercisable Number after a further Notice Period. From time to time following the Notice Period, this Warrant may be exercised on any Business Day prior to the Termination Date (an "Exercise Date") for any quantity of Warrant Shares, such that the aggregate number of Warrant Shares issued hereunder is less than or equal to the Exercis-able Number. To exercise this Warrant, the registered holder must, prior to the Termination Date, surrender this Warrant to the Issuer at its principal office with the Exercise Notice attached hereto (an "Exercise
    Notice") duly completed and signed by the registered holder hereof and stating the total number of Warrant Shares in respect of which this Warrant is then exercised (the "Exercise
    Amount") and tender the applicable Warrant
    Purchase Price.  This Warrant shall be
    exercisable only in the minimum amount of 10,000 Warrant Shares and integral multiples of 10,000 Warrant Shares in excess thereof (or such lesser amount as shall constitute the full amount remaining of this Warrant). As used herein the term "Business Day" means any day on which banks in the State of California are open for business.

    2.      On the Business Day following an Exercise Date
    (an "Issue Date"), the Issuer shall issue and cause to be delivered to the registered holder hereof at such address as such holder shall specify in the Exercise Notice a certificate or certificates for the number of full Warrant
    Shares issuable upon the exercise of this Warrant, registered in such holder's name, together with cash (if any) as provided in paragraph 4. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of such Exercise Date.

    3.      If on such Issue Date the number of Warrant
    Shares to be delivered shall be less than the total number of Warrant Shares deliverable hereunder, there shall be issued to the holder hereof or his assignee on such Issue Date a new warrant substantially identical to this
    Warrant, except that such new warrant shall evidence the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable hereunder less (y) the number of Warrant Shares so delivered.

    4. The Issuer shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant
    Shares which shall be issuable upon the
    exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant
    Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant
    Share would, except for the provisions of this paragraph 4, be issuable on the exercise of this Warrant, the Issuer shall pay an amount in cash equal to the last per share sale price of the Common Stock (on the NNM or the Principal
    Market, as the case may be) on the day
    immediately preceding the Exercise Date, multiplied by such fraction (subject to adjustment pursuant to paragraph 10); provided that if at the time that the Exercise Price is to be determined the NNM is not the principal trading market for the Common Stock and there is no Principal Market, then the amount of cash to be paid per fractional Warrant Share shall be determined in good faith by the Board of Directors of the Issuer. If the holder of this Warrant disagrees with such determination, the amount of cash to be paid per fractional
    Warrant Share will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.

    5. For so long as this Warrant has not been exercised in full, the Issuer shall at all times prior to the Termination Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common
    Stock, for issuance upon exercise of this Warrant, the maximum number of shares of Common
    Stock and any other Capital Stock (as defined below) then so issuable. In furtherance of the foregoing, but subject to adjustment pursuant to paragraph 10 and to increase pursuant to the fourth paragraph hereof, the Issuer shall reserve for issuance hereunder, not less than 132,923 shares of Common Stock. In the event the number of shares of Common Stock or other securities issuable in respect of the Warrant
    Shares exceeds the authorized number of shares of Common Stock or other securities, the Issuer shall promptly take all actions necessary to increase the authorized number, including causing its Board of Directors to call a special meeting of stockholders within thirty days of the date on which such excess first existed and recommend such increase for approval by the Issuer's stockholders. The
    Issuer shall use its best efforts to obtain stockholder approval of the increase to the authorized number of shares of Common Stock.

    6. By accepting delivery of this Warrant, the registered holder hereof covenants and agrees with the Issuer not to exercise or transfer this Warrant or any Warrant Shares except in compliance with this Warrant, and that certain
    Investment Letter dated November 14, 1997, between Issuer and Holder.

    7.      By accepting this Warrant, the registered










    holder hereof covenants and agrees with the Issuer that this Warrant may not be sold, assigned, conveyed, encumbered, pledged, hypothecated or in any other manner disposed of or transferred, as a whole or in part, unless and until such holder shall deliver to the Issuer (i) written notice of such transfer and of the name and address of the transferee, (ii) a written agreement, in form and substance reasonably satisfactory to the Issuer, of the transferee to comply with the applicable terms of this Warrant and (iii) an opinion of counsel for such holder, reasonably satisfactory to the Issuer in form, scope and substance, that such transaction will comply with all applicable securities laws and regulations. If a portion of this Warrant is transferred, all rights of the registered holder hereunder may be exercised by the transferee (subject to the requirement that such transferee shall provide a like opinion of counsel in respect of the number of Warrant Shares transferred with the portion of this Warrant), provided that any registered holder of this Warrant may deliver a 65 Day Notice, an Exercise Notice or elect the form of consideration pursuant to paragraph 10 only with respect to the Warrant Shares subject to such holder's portion of this Warrant, and, for purposes of paragraph 10(c), the calculation of the Black-Scholes Warrant Value shall be made by the registered holder(s) of a majority in interest of this Warrant.

    8.      The Issuer will pay all documentary stamp taxes
    (if any) attributable to the issuance of Warrant Shares upon the exercise of this Warrant by the registered holder hereof;
    provided that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant surrendered upon the exercise of this Warrant, and the Issuer shall not be required to issue or deliver this Warrant or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

    9. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated
    Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new
    Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant and indemnity, if requested, reasonably satisfactory to the Issuer. Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

    10.     The number of shares of Common Stock (and other
    Capital Stock (as defined below) or property)
    (as adjusted from time to time, the "Exchange
    Rate") issuable upon the exercise of this Warrant and the terms and conditions of this Warrant are subject to adjustment by the Issuer, in consultation with the holder hereof, from time to time as follows:

            (a)     If the Issuer:

    1.      subdivides its outstanding shares
    of Common Stock into a greater
    number of shares;

    2.      combines its outstanding shares of
    Common Stock into a smaller number
    of shares; or

     3.      issues by reclassification of its
    Common Stock any shares of its
    Capital Stock;

                    then the Exchange Rate in effect
    immediately prior to such action shall be adjusted so that the registered holder hereof shall thereafter be entitled to receive upon exercise of this Warrant in respect of each Warrant Share the number of shares of Common Stock or other
    Capital Stock of the Issuer that such
    holder would have received immediately
    following such action if such holder had so exercised this Warrant immediately prior to such action.

                    As used herein, the term "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.











                    Such adjustment shall become effective
    simultaneously with the effective date of any subdivision, combination or reclassification.

                    If, after an adjustment, the registered
    holder hereof would receive upon exercise shares of two or more classes of Capital
    Stock of the Issuer, the Exchange Rate
    shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to each such class of Capital Stock as is contemplated hereby with respect to the Common Stock, on terms comparable to those applicable to Common Stock hereunder.

            (b) Whenever any of the actions described in this paragraph 10 are to be taken, the Issuer shall provide the notices required by paragraph 11 hereof.

            (c) (A) The Issuer covenants and agrees with the registered holder hereof not to consolidate or merge with or into, or sell, transfer or lease all or substantially all its assets to, or sell a majority of its securities generally entitled to vote for the election of directors of the Issuer ("Voting
    Securities") to, any person, unless, and
    (B) if any person consummates a tender
    offer for the purchase of at least a
    majority of the Voting Securities (any of which transactions described in clauses
    (A) and (B), a "Transaction"), then, at
    the election of the registered holder
    hereof (or if such holder does not notify the Issuer of such election within twenty days after being notified of the Transaction, at the election of the Issuer), on the effective date of such Transaction (the "Transaction Date") and as a condition to the consummation of any Transaction described in clause (A), either:

                    1.      the Issuer shall have redeemed this
    Warrant by paying to such holder,
    upon surrender of this Warrant, a
    cash payment equal to the Black-
    Scholes value of the unexercised
    portion of this Warrant from the
    effective date of the Transaction
    until the Warrant Expiration Date
    (the "Black-Scholes Warrant










    Value"), computed as of such
    Transaction Date; or

    2.      (a)     such person shall expressly
    assume in writing all of the
    obligations of the Issuer
    hereunder and deliver notice
    thereof to the registered
    holder hereof; and

            (b)     upon consummation of such
    Transaction, this Warrant
    shall automatically become
    exercisable for the common
    stock of the acquiror
    (without regard to the form
    of acquisition consideration)
    with similar terms and at an
    exercise price that would
    result in a Black-Scholes
    Warrant Value of this Warrant
     computed immediately after
    the Transaction equal to the
    Black-Scholes Warrant Value
    of this Warrant computed
    immediately before the
    Transaction.

    For purposes of this paragraph 10(c), the factors to be used in the calculation of the Black-Scholes Warrant Value are as follows:

    Stock Price:
    the last sales price of
    the Common Stock reported by Bloomberg
    on the last Trading Day Prior to the
    Transaction Date (the "Last Trading day")

    Time To Expiration:
    the number of Trading Days between the last
    Trading Day and the Termination Date.

    Exercise Price: Exercise Price

    Volatility:
    volatility shown by Bloomberg for the past
    260 days at close on the Last Trading Day, unless the Time to Expiration is less than 260 Trading Days, in which case the volatility shown by Bloomberg at close on the Last Trading Day for the number of Trading Days from the Last Trading Day to the Termination Date.

    Risk-Free Interest Rate:










    closing yield as of the Last Trading Day as quoted in the Wall Street Journal for U.S.
    Treasury bond with a maturity date closest to the Termination Date.

    Number of Shares Outstanding :

    total number of shares of Common Stock
    outstanding as of the Last Trading Day.


    Exercisable Common Stock:

    the number of shares of Common Stock
    exercisable under this Warrant as of the Transaction Date


    The Black-Scholes Warrant Value will be
    calculated using the factors shown above.
     A preliminary calculation of the Black-
    Scholes Warrant Value, and, if
    applicable, the exercise price
    contemplated by paragraph 10(c)2(b)
    hereof,  (using then-current values for
    each factor) will be delivered by Holder to the Issuer not later than the tenth day after it receives notice of a Transaction by the Issuer. The Issuer, in turn, will respond within five days with any comments or questions and reach agreement with Holder on the preliminary factors. On the Transaction Date,
    Holder, in consultation with the Issuer, will calculate the final Black-Scholes
    Warrant Value using the then-current
    values for each factor; such calculation will be used to compute the values called for in paragraph 10(c). It shall be a condition to any Transaction that the consideration provided for herein shall be paid in full, in the case of cash, or delivered, in the case of a warrant, all in accordance with the terms hereof, immediately prior to the consummation of the Transaction. As used herein, the term
    "Trading Day" means any day on which the Issuer's Common Stock is quoted on the NNM or, if applicable, other national securities exchange. If the factors shown above can not be determined because the Issuer's Common Stock is not listed on any national securities exchange or because Bloomberg does not report the factors shown above, then the Issuer and the holder of this Warrant shall agree on an alternative calculation to satisfy the requirements of this paragraph 10(c).

            (d) After an adjustment to the Exchange Rate hereunder, any subsequent event requiring an adjustment hereunder shall cause an adjustment to the Exchange Rate as so adjusted.

            (e)     Upon the issuance of any stock dividend
    or distribution of Common Stock pro rata to all holders of Common Stock, the Exchange Rate shall be adjusted so that the registered holder hereof on the record date for such distribution shall be entitled to receive such dividend or distribution on the same terms as the holders of Common Stock upon exercise hereof.

    11. Except as provided in the following paragraph, upon any adjustment of the Exchange Rate pursuant to paragraph 10, the Issuer shall promptly thereafter but in any event within fifteen days following such adjustment (i) cause to be delivered to the registered holder hereof a certificate of its Chief Financial
    Officer setting forth the Exchange Rate after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be delivered to the registered holder hereof at its address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as part of the notice required to be mailed under the other provisions of this paragraph 11.

    In case:

            (a)     the Issuer shall authorize the issuance
    to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

            (b)     of any proposal for a consolidation or
    merger to which the Issuer is a party,
    the sale or transfer of all or
    substantially all of the assets of the
    Issuer, or any reclassification or change










    of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of a tender offer or exchange offer for shares of Common
    Stock; or

            (c)     of the voluntary or involuntary
    dissolution, liquidation or winding up of the Issuer; or

            (d)     the Issuer proposes to take any action
    that would require an adjustment of the
    Exchange Rate pursuant to paragraph 10;


            then the Issuer shall cause to be given to the registered holder hereof at its address appearing on the Warrant Register (as defined below), at least twenty days (or ten days in any case specified in clause (a) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

    12.     The Issuer shall serve as warrant agent (the
    "Warrant Agent") under this Agreement.  The
    Warrant Agent hereunder shall at all times maintain a register (the "Warrant Register") of the holders of Warrants. Upon thirty days' notice to the registered holder hereof, the Issuer may appoint a new Warrant Agent. Such new Warrant Agent shall be a corporation doing business and in good standing under the laws of the United States or any state thereof, and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Warrant Agent prior to its appointment;
    provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant
    Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant
    Agent, without any further assurance,
    conveyance, act or deed, but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Issuer and shall be legally and validly executed and delivered by the Issuer.

            Any corporation into which the Issuer or any new Warrant Agent may be merged or any corporation resulting from any consolidation to which the Issuer or any new Warrant Agent shall be a party or any corporation to which the Issuer or any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Agreement without any further act; provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of this paragraph 12 or
    (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant
    Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to the registered holder hereof at such holder's last address as shown on the Warrant Register.




            This Warrant shall not be valid unless signed by the Issuer.


            IN WITNESS WHEREOF, SyQuest Technology, Inc.
    has caused this Warrant to be signed by its duly authorized officer.

    Dated:  July 23, 1997










                                            SYQUEST TECHNOLOGY, INC.


                                                By:

                                                Name:
                                                Title:

            FORM OF EXERCISE NOTICE

            (To Be Executed Upon Exercise of the Warrant)

                                               [DATE]

    SyQuest Technology, Inc.
    47071 Bayside Parkway
    Fremont, CA 94538
    Attention:  Chief Financial Officer

            Re:  Warrant No.

    Ladies and Gentlemen:

                    The undersigned is the registered holder of the above-referenced warrant (the "Warrant") issued by SyQuest Technology, Inc., the original of which is attached hereto, and hereby elects to exercise the Warrant to purchase _________ Warrant Shares (as defined in the Warrant) and herewith tenders $_____________ by certified or official bank check to the order of SyQuest Technology, Inc. as payment for such Warrant Shares in accordance with the terms of the Warrant (as defined in the Warrant).


                    In accordance with the attached Warrant, the undersigned requests that certificates for such Warrant Shares be registered in the name of and delivered to the undersigned at the following address:

            ________________________
            ________________________
            ________________________

                    [If the number of Warrant Shares to be
    delivered is less than the total number of Warrant
    Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant substantially identical to the attached
    Warrant be issued to the undersigned evidencing the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable under the Warrant less (y) the number of Warrant
    Shares to be delivered in connection with this exercise.]











                                       NAME OF REGISTERED HOLDER

                                          [ADDRESS]

                                          By:

                                          Name:
                                          Title:



    Exhibit 10.4

            THE SECURITIES REPRESENTED BY OR ISSUABLE ON
    EXERCISE OF THIS WARRANT HAVE NOT BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
    THE SECURITIES HAVE BEEN ACQUIRED FOR
    INVESTMENT AND MAY NOT BE OFFERED FOR SALE,
    SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF
    AN EFFECTIVE REGISTRATION STATEMENT FOR THE
    SECURITIES UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, AND APPLICABLE STATE SECURITIES LAWS,
    OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND
    SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT
    REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
    APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD
    PURSUANT TO RULE 144 UNDER SAID ACT.


    Warrant No. 89

            COMMON STOCK PURCHASE WARRANT


            SYQUEST TECHNOLOGY, INC.

            This Warrant certifies that The Silakhan Route
    ("Holder"), or its registered assigns, is the registered holder of one Warrant (the "Warrant") expiring on May 20, 2004 (the "Termination Date") to purchase shares of common stock, par value $.001 per share (the "Common Stock"), of SYQUEST TECHNOLOGY,
    INC., a Delaware corporation (the "Issuer").  This
    Warrant entitles the holder to purchase from the Issuer up to 49,797 Warrant Shares (as defined below), subject to adjustment, at a per share
    Exercise Price (as defined below). A "Warrant Share" initially represents one fully paid and nonassessable share of Common Stock, based upon an Exchange Rate
    (as defined below) of one-for-one, subject to adjustment pursuant to paragraph 10.

            This Warrant was issued as of August 15, 1997
    (the "Closing Date").











            The exercise price per Warrant Share (plus transfer taxes, if applicable, the "Exercise Price") shall be the greater of (a) 130 percent of the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Exercise Notice
    (as defined below) as reported by the Nasdaq National
    Market (the "NNM") or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the fair market value per share of Common
    Stock during such period as determined in good faith by the Board of Directors of the Issuer and (b) 130 percent of such closing sale price on the day immediately preceding the delivery of the Exercise
    Notice; provided that in no event shall the Exercise
    Price exceed 130 percent of the closing sale price per share of Common Stock on the date of the initial issuance of the warrant which, price is $2.75 per share. If the value of the Common Stock is to be determined by the Board of Directors of the Issuer and the holder of this Warrant disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.
     The Exercise Price multiplied by the Exercise Amount
    (as defined below) at any Exercise Date (as defined below) is referred to as a "Warrant Purchase Price".

            This Warrant shall have the following
    additional terms:

    1. This Warrant is not exercisable until the lapse of a period ending on the 65th day (the "Notice
    Period") after the holder delivers a notice (a
    "65 Day Notice") to the Issuer designating an aggregate number of Warrant Shares (the "Exer-cisable Number"). A 65 Day Notice may be given at any time after the Closing Date. If the initial 65 Day Notice does not designate all of the Warrant Shares, this Warrant will become exercisable for some or all of the remaining
    Warrant Shares upon delivery of one or more 65
    Day Notices increasing the Exercisable Number after a further Notice Period. From time to time following the Notice Period, this Warrant may be exercised on any Business Day prior to the Termination Date (an "Exercise Date") for any quantity of Warrant Shares, such that the aggregate number of Warrant Shares issued hereunder is less than or equal to the Exercis-able Number. To exercise this Warrant, the registered holder must, prior to the Termination Date, surrender this Warrant to the Issuer at its principal office with the Exercise Notice attached hereto (an "Exercise
    Notice") duly completed and signed by the registered holder hereof and stating the total number of Warrant Shares in respect of which this Warrant is then exercised (the "Exercise
    Amount") and tender the applicable Warrant
    Purchase Price.  This Warrant shall be
    exercisable only in the minimum amount of 10,000 Warrant Shares and integral multiples of 10,000 Warrant Shares in excess thereof (or such lesser amount as shall constitute the full amount remaining of this Warrant). As used herein the term "Business Day" means any day on which banks in the State of California are open for business.

    2.      On the Business Day following an Exercise Date
    (an "Issue Date"), the Issuer shall issue and cause to be delivered to the registered holder hereof at such address as such holder shall specify in the Exercise Notice a certificate or certificates for the number of full Warrant
    Shares issuable upon the exercise of this Warrant, registered in such holder's name, together with cash (if any) as provided in paragraph 4. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of such Exercise Date.

    3.      If on such Issue Date the number of Warrant
    Shares to be delivered shall be less than the total number of Warrant Shares deliverable hereunder, there shall be issued to the holder hereof or his assignee on such Issue Date a new warrant substantially identical to this
    Warrant, except that such new warrant shall evidence the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable hereunder less (y) the number of Warrant Shares so delivered.

    4. The Issuer shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant
    Shares which shall be issuable upon the
    exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant
    Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant










    Share would, except for the provisions of this paragraph 4, be issuable on the exercise of this Warrant, the Issuer shall pay an amount in cash equal to the last per share sale price of the Common Stock (on the NNM or the Principal
    Market, as the case may be) on the day
    immediately preceding the Exercise Date, multiplied by such fraction (subject to adjustment pursuant to paragraph 10); provided that if at the time that the Exercise Price is to be determined the NNM is not the principal trading market for the Common Stock and there is no Principal Market, then the amount of cash to be paid per fractional Warrant Share shall be determined in good faith by the Board of Directors of the Issuer. If the holder of this Warrant disagrees with such determination, the amount of cash to be paid per fractional
    Warrant Share will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.

    5. For so long as this Warrant has not been exercised in full, the Issuer shall at all times prior to the Termination Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common
    Stock, for issuance upon exercise of this Warrant, the maximum number of shares of Common
    Stock and any other Capital Stock (as defined below) then so issuable. In furtherance of the foregoing, but subject to adjustment pursuant to paragraph 10 and to increase pursuant to the fourth paragraph hereof, the Issuer shall reserve for issuance hereunder, not less than 49,797 shares of Common Stock. In the event the number of shares of Common Stock or other securities issuable in respect of the Warrant
    Shares exceeds the authorized number of shares of Common Stock or other securities, the Issuer shall promptly take all actions necessary to increase the authorized number, including causing its Board of Directors to call a special meeting of stockholders within thirty days of the date on which such excess first existed and recommend such increase for approval by the Issuer's stockholders. The
    Issuer shall use its best efforts to obtain stockholder approval of the increase to the authorized number of shares of Common Stock.











    6. By accepting delivery of this Warrant, the registered holder hereof covenants and agrees with the Issuer not to exercise or transfer this Warrant or any Warrant Shares except in compliance with this Warrant, and that certain
    Investment Letter dated November 14, 1997, between Issuer and Holder.

    7. By accepting this Warrant, the registered holder hereof covenants and agrees with the Issuer that this Warrant may not be sold, assigned, conveyed, encumbered, pledged, hypothecated or in any other manner disposed of or transferred, as a whole or in part, unless and until such holder shall deliver to the Issuer (i) written notice of such transfer and of the name and address of the transferee, (ii) a written agreement, in form and substance reasonably satisfactory to the Issuer, of the transferee to comply with the applicable terms of this Warrant and (iii) an opinion of counsel for such holder, reasonably satisfactory to the Issuer in form, scope and substance, that such transaction will comply with all applicable securities laws and regulations. If a portion of this Warrant is transferred, all rights of the registered holder hereunder may be exercised by the transferee (subject to the requirement that such transferee shall provide a like opinion of counsel in respect of the number of Warrant Shares transferred with the portion of this Warrant), provided that any registered holder of this Warrant may deliver a 65 Day Notice, an Exercise Notice or elect the form of consideration pursuant to paragraph 10 only with respect to the Warrant Shares subject to such holder's portion of this Warrant, and, for purposes of paragraph 10(c), the calculation of the Black-Scholes Warrant Value shall be made by the registered holder(s) of a majority in interest of this Warrant.

    8.      The Issuer will pay all documentary stamp taxes
    (if any) attributable to the issuance of Warrant Shares upon the exercise of this Warrant by the registered holder hereof;
    provided that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant surrendered upon the exercise of this Warrant, and the Issuer shall not be required to issue or deliver this Warrant or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

    9. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated
    Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new
    Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant and indemnity, if requested, reasonably satisfactory to the Issuer. Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

    10.     The number of shares of Common Stock (and other
    Capital Stock (as defined below) or property)
    (as adjusted from time to time, the "Exchange
    Rate") issuable upon the exercise of this Warrant and the terms and conditions of this Warrant are subject to adjustment by the Issuer, in consultation with the holder hereof, from time to time as follows:

            (a)     If the Issuer:

                    1.      subdivides its outstanding shares
    of Common Stock into a greater
    number of shares;

                    2.      combines its outstanding shares of
    Common Stock into a smaller number
    of shares; or

                    3.      issues by reclassification of its
    Common Stock any shares of its
    Capital Stock;

                    then the Exchange Rate in effect
    immediately prior to such action shall be adjusted so that the registered holder hereof shall thereafter be entitled to receive upon exercise of this Warrant in respect of each Warrant Share the number of shares of Common Stock or other
    Capital Stock of the Issuer that such
    holder would have received immediately
    following such action if such holder had so exercised this Warrant immediately prior to such action.











    As used herein, the term "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

    Such adjustment shall become effective
    simultaneously with the effective date of any subdivision, combination or reclassification.

                    If, after an adjustment, the registered
    holder hereof would receive upon exercise shares of two or more classes of Capital
    Stock of the Issuer, the Exchange Rate
    shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to each such class of Capital Stock as is contemplated hereby with respect to the Common Stock, on terms comparable to those applicable to Common Stock hereunder.

            (b) Whenever any of the actions described in this paragraph 10 are to be taken, the Issuer shall provide the notices required by paragraph 11 hereof.

            (c) (A) The Issuer covenants and agrees with the registered holder hereof not to consolidate or merge with or into, or sell, transfer or lease all or substantially all its assets to, or sell a majority of its securities generally entitled to vote for the election of directors of the Issuer ("Voting
    Securities") to, any person, unless, and
    (B) if any person consummates a tender
    offer for the purchase of at least a
    majority of the Voting Securities (any of which transactions described in clauses
    (A) and (B), a "Transaction"), then, at
    the election of the registered holder
    hereof (or if such holder does not notify the Issuer of such election within twenty days after being notified of the Transaction, at the election of the Issuer), on the effective date of such Transaction (the "Transaction Date") and as a condition to the consummation of any Transaction described in clause (A), either:











    1.      the Issuer shall have redeemed this
    Warrant by paying to such holder,
    upon surrender of this Warrant, a
    cash payment equal to the Black-
    Scholes value of the unexercised
    portion of this Warrant from the
    effective date of the Transaction
    until the Warrant Expiration Date
    (the "Black-Scholes Warrant
    Value"), computed as of such
    Transaction Date; or

    2.      (a)     such person shall expressly
    assume in writing all of the
    obligations of the Issuer
    hereunder and deliver notice
    thereof to the registered
    holder hereof; and

             (b)     upon consummation of such
    Transaction, this Warrant
    shall automatically become
    exercisable for the common
    stock of the acquiror
    (without regard to the form
    of acquisition consideration)
    with similar terms and at an
    exercise price that would
    result in a Black-Scholes
    Warrant Value of this Warrant
     computed immediately after
    the Transaction equal to the
    Black-Scholes Warrant Value
    of this Warrant computed
    immediately before the
    Transaction.

    For purposes of this paragraph 10(c), the factors to be used in the calculation of the Black-Scholes Warrant Value are as follows:

    Stock Price:
    the last sales price of
    the Common Stock reported by Bloomberg
    on the last Trading Day Prior to the
    Transaction Date (the "Last Trading day")

    Time To Expiration:
    the number of Trading Days between the last
    Trading Day and the Termination Date.

    Exercise Price: Exercise Price

    Volatility:
    volatility shown by Bloomberg for the past










    260 days at close on the Last Trading Day, unless the Time to Expiration is less than 260 Trading Days, in which case the volatility shown by Bloomberg at close on the Last Trading Day for the number of Trading Days from the Last Trading Day to the Termination Date.

    Risk-Free Interest Rate:
    closing yield as of the Last Trading Day as quoted in the Wall Street Journal for U.S.
    Treasury bond with a maturity date closest to the Termination Date.

    Number of Shares Outstanding :

    total number of shares of Common Stock
    outstanding as of the Last Trading Day.


    Exercisable Common Stock:

    the number of shares of Common Stock
    exercisable under this Warrant as of the Transaction Date


    The Black-Scholes Warrant Value will be
    calculated using the factors shown above.
     A preliminary calculation of the Black-
    Scholes Warrant Value, and, if
    applicable, the exercise price
    contemplated by paragraph 10(c)2(b)
    hereof,  (using then-current values for
    each factor) will be delivered by Holder to the Issuer not later than the tenth day after it receives notice of a Transaction by the Issuer. The Issuer, in turn, will respond within five days with any comments or questions and reach agreement with Holder on the preliminary factors. On the Transaction Date,
    Holder, in consultation with the Issuer, will calculate the final Black-Scholes
    Warrant Value using the then-current
    values for each factor; such calculation will be used to compute the values called for in paragraph 10(c). It shall be a condition to any Transaction that the consideration provided for herein shall be paid in full, in the case of cash, or delivered, in the case of a warrant, all in accordance with the terms hereof, immediately prior to the consummation of the Transaction. As used herein, the term
    "Trading Day" means any day on which the










    Issuer's Common Stock is quoted on the
    NNM or, if applicable, other national
    securities exchange.  If the factors
    shown above can not be determined because the Issuer's Common Stock is not listed on any national securities exchange or because Bloomberg does not report the factors shown above, then the Issuer and the holder of this Warrant shall agree on an alternative calculation to satisfy the requirements of this paragraph 10(c).

            (d) After an adjustment to the Exchange Rate hereunder, any subsequent event requiring an adjustment hereunder shall cause an adjustment to the Exchange Rate as so adjusted.

            (e)     Upon the issuance of any stock dividend
    or distribution of Common Stock pro rata to all holders of Common Stock, the Exchange Rate shall be adjusted so that the registered holder hereof on the record date for such distribution shall be entitled to receive such dividend or distribution on the same terms as the holders of Common Stock upon exercise hereof.

    11. Except as provided in the following paragraph, upon any adjustment of the Exchange Rate pursuant to paragraph 10, the Issuer shall promptly thereafter but in any event within fifteen days following such adjustment (i) cause to be delivered to the registered holder hereof a certificate of its Chief Financial
    Officer setting forth the Exchange Rate after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be delivered to the registered holder hereof at its address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as part of the notice required to be mailed under the other provisions of this paragraph 11.

    In case:

            (a)     the Issuer shall authorize the issuance
    to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of
    Common Stock or of any other subscription rights or warrants; or

            (b)     of any proposal for a consolidation or
    merger to which the Issuer is a party,
    the sale or transfer of all or
    substantially all of the assets of the
    Issuer, or any reclassification or change of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of a tender offer or exchange offer for shares of Common
    Stock; or

            (c)     of the voluntary or involuntary
    dissolution, liquidation or winding up of the Issuer; or

            (d)     the Issuer proposes to take any action
    that would require an adjustment of the
    Exchange Rate pursuant to paragraph 10;


            then the Issuer shall cause to be given to the registered holder hereof at its address appearing on the Warrant Register (as defined below), at least twenty days (or ten days in any case specified in clause (a) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

    12.     The Issuer shall serve as warrant agent (the
    "Warrant Agent") under this Agreement.  The










    Warrant Agent hereunder shall at all times maintain a register (the "Warrant Register") of the holders of Warrants. Upon thirty days' notice to the registered holder hereof, the Issuer may appoint a new Warrant Agent. Such new Warrant Agent shall be a corporation doing business and in good standing under the laws of the United States or any state thereof, and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Warrant Agent prior to its appointment;
    provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant
    Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant
    Agent, without any further assurance,
    conveyance, act or deed, but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Issuer and shall be legally and validly executed and delivered by the Issuer.

            Any corporation into which the Issuer or any new Warrant Agent may be merged or any corporation resulting from any consolidation to which the Issuer or any new Warrant Agent shall be a party or any corporation to which the Issuer or any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Agreement without any further act; provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of this paragraph 12 or
    (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant
    Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to the registered holder hereof at such holder's last address as shown on the Warrant Register.

            This Warrant shall not be valid unless signed by the Issuer.












            IN WITNESS WHEREOF, SyQuest Technology, Inc.
    has caused this Warrant to be signed by its duly authorized officer.

    Dated:
                                            SYQUEST TECHNOLOGY, INC.


                                             By:

                                             Name:
                                             Title:

            FORM OF EXERCISE NOTICE

            (To Be Executed Upon Exercise of the Warrant)

                                              [DATE]

    SyQuest Technology, Inc.
    47071 Bayside Parkway
    Fremont, CA 94538
    Attention:  Chief Financial Officer

            Re:  Warrant No.

    Ladies and Gentlemen:

                    The undersigned is the registered holder of the above-referenced warrant (the "Warrant") issued by SyQuest Technology, Inc., the original of which is attached hereto, and hereby elects to exercise the Warrant to purchase _________ Warrant Shares (as defined in the Warrant) and herewith tenders $_____________ by certified or official bank check to the order of SyQuest Technology, Inc. as payment for such Warrant Shares in accordance with the terms of the Warrant (as defined in the Warrant).


                    In accordance with the attached Warrant, the undersigned requests that certificates for such Warrant Shares be registered in the name of and delivered to the undersigned at the following address:

            ________________________
            ________________________
            ________________________

                    [If the number of Warrant Shares to be
    delivered is less than the total number of Warrant
    Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant substantially identical to the attached










    Warrant be issued to the undersigned evidencing the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable under the Warrant less (y) the number of Warrant
    Shares to be delivered in connection with this exercise.]

                                      NAME OF REGISTERED HOLDER

                                           [ADDRESS]

                                            By:

                                           Name:
                                           Title:



    Exhibit 10.5

            THE SECURITIES REPRESENTED BY OR ISSUABLE ON
    EXERCISE OF THIS WARRANT HAVE NOT BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
    THE SECURITIES HAVE BEEN ACQUIRED FOR
    INVESTMENT AND MAY NOT BE OFFERED FOR SALE,
    SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF
    AN EFFECTIVE REGISTRATION STATEMENT FOR THE
    SECURITIES UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, AND APPLICABLE STATE SECURITIES LAWS,
    OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND
    SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT
    REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
    APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD
    PURSUANT TO RULE 144 UNDER SAID ACT.


    Warrant No. 90

            COMMON STOCK PURCHASE WARRANT


            SYQUEST TECHNOLOGY, INC.

            This Warrant certifies that The Silakhan Route
    ("Holder"), or its registered assigns, is the registered holder of one Warrant (the "Warrant") expiring on May 20, 2004 (the "Termination Date") to purchase shares of common stock, par value $.001 per share (the "Common Stock"), of SYQUEST TECHNOLOGY,
    INC., a Delaware corporation (the "Issuer").  This
    Warrant entitles the holder to purchase from the Issuer up to 35,854 Warrant Shares (as defined below), subject to adjustment, at a per share
    Exercise Price (as defined below). A "Warrant Share" initially represents one fully paid and nonassessable share of Common Stock, based upon an Exchange Rate
    (as defined below) of one-for-one, subject to adjustment pursuant to paragraph 10.

            This Warrant was issued as of September 15, 1997 (the "Closing Date").

            The exercise price per Warrant Share (plus transfer taxes, if applicable, the "Exercise Price") shall be the greater of (a) 130 percent of the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Exercise Notice
    (as defined below) as reported by the Nasdaq National
    Market (the "NNM") or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the fair market value per share of Common
    Stock during such period as determined in good faith by the Board of Directors of the Issuer and (b) 130 percent of such closing sale price on the day immediately preceding the delivery of the Exercise
    Notice; provided that in no event shall the Exercise
    Price exceed 130 percent of the closing sale price per share of Common Stock on the date of the initial issuance of the warrant, which price is $2.656 per share. If the value of the Common Stock is to be determined by the Board of Directors of the Issuer and the holder of this Warrant disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.
     The Exercise Price multiplied by the Exercise Amount
    (as defined below) at any Exercise Date (as defined below) is referred to as a "Warrant Purchase Price".

            This Warrant shall have the following
    additional terms:

    1. This Warrant is not exercisable until the lapse of a period ending on the 65th day (the "Notice
    Period") after the holder delivers a notice (a
    "65 Day Notice") to the Issuer designating an aggregate number of Warrant Shares (the "Exer-cisable Number"). A 65 Day Notice may be given at any time after the Closing Date. If the initial 65 Day Notice does not designate all of the Warrant Shares, this Warrant will become exercisable for some or all of the remaining
    Warrant Shares upon delivery of one or more 65
    Day Notices increasing the Exercisable Number










    after a further Notice Period. From time to time following the Notice Period, this Warrant may be exercised on any Business Day prior to the Termination Date (an "Exercise Date") for any quantity of Warrant Shares, such that the aggregate number of Warrant Shares issued hereunder is less than or equal to the Exercis-able Number. To exercise this Warrant, the registered holder must, prior to the Termination Date, surrender this Warrant to the Issuer at its principal office with the Exercise Notice attached hereto (an "Exercise
    Notice") duly completed and signed by the registered holder hereof and stating the total number of Warrant Shares in respect of which this Warrant is then exercised (the "Exercise
    Amount") and tender the applicable Warrant
    Purchase Price.  This Warrant shall be
    exercisable only in the minimum amount of 10,000 Warrant Shares and integral multiples of 10,000 Warrant Shares in excess thereof (or such lesser amount as shall constitute the full amount remaining of this Warrant). As used herein the term "Business Day" means any day on which banks in the State of California are open for business.

    2.      On the Business Day following an Exercise Date
    (an "Issue Date"), the Issuer shall issue and cause to be delivered to the registered holder hereof at such address as such holder shall specify in the Exercise Notice a certificate or certificates for the number of full Warrant
    Shares issuable upon the exercise of this Warrant, registered in such holder's name, together with cash (if any) as provided in paragraph 4. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of such Exercise Date.

    3.      If on such Issue Date the number of Warrant
    Shares to be delivered shall be less than the total number of Warrant Shares deliverable hereunder, there shall be issued to the holder hereof or his assignee on such Issue Date a new warrant substantially identical to this
    Warrant, except that such new warrant shall evidence the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable hereunder less (y) the number of Warrant Shares so delivered.

    4. The Issuer shall not be required to issue fractional Warrant Shares on the exercise of this Warrant.  The number of full Warrant
    Shares which shall be issuable upon the
    exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant
    Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant
    Share would, except for the provisions of this paragraph 4, be issuable on the exercise of this Warrant, the Issuer shall pay an amount in cash equal to the last per share sale price of the Common Stock (on the NNM or the Principal
    Market, as the case may be) on the day
    immediately preceding the Exercise Date, multiplied by such fraction (subject to adjustment pursuant to paragraph 10); provided that if at the time that the Exercise Price is to be determined the NNM is not the principal trading market for the Common Stock and there is no Principal Market, then the amount of cash to be paid per fractional Warrant Share shall be determined in good faith by the Board of Directors of the Issuer. If the holder of this Warrant disagrees with such determination, the amount of cash to be paid per fractional
    Warrant Share will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.

    5. For so long as this Warrant has not been exercised in full, the Issuer shall at all times prior to the Termination Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common
    Stock, for issuance upon exercise of this Warrant, the maximum number of shares of Common
    Stock and any other Capital Stock (as defined below) then so issuable. In furtherance of the foregoing, but subject to adjustment pursuant to paragraph 10 and to increase pursuant to the fourth paragraph hereof, the Issuer shall reserve for issuance hereunder, not less than 35,854 shares of Common Stock. In the event the number of shares of Common Stock or other securities issuable in respect of the Warrant
    Shares exceeds the authorized number of shares of Common Stock or other securities, the Issuer shall promptly take all actions necessary to increase the authorized number, including causing its Board of Directors to call a special meeting of stockholders within thirty days of the date on which such excess first existed and recommend such increase for
    approval by the Issuer's stockholders.  The
    Issuer shall use its best efforts to obtain stockholder approval of the increase to the authorized number of shares of Common Stock.

    6. By accepting delivery of this Warrant, the registered holder hereof covenants and agrees with the Issuer not to exercise or transfer this Warrant or any Warrant Shares except in compliance with this Warrant, and that certain
    Investment Letter dated November 14, 1997, between Issuer and Holder.

    7. By accepting this Warrant, the registered holder hereof covenants and agrees with the Issuer that this Warrant may not be sold, assigned, conveyed, encumbered, pledged, hypothecated or in any other manner disposed of or transferred, as a whole or in part, unless and until such holder shall deliver to the Issuer (i) written notice of such transfer and of the name and address of the transferee, (ii) a written agreement, in form and substance reasonably satisfactory to the Issuer, of the transferee to comply with the applicable terms of this Warrant and (iii) an opinion of counsel for such holder, reasonably satisfactory to the Issuer in form, scope and substance, that such transaction will comply with all applicable securities laws and regulations. If a portion of this Warrant is transferred, all rights of the registered holder hereunder may be exercised by the transferee (subject to the requirement that such transferee shall provide a like opinion of counsel in respect of the number of Warrant Shares transferred with the portion of this Warrant), provided that any registered holder of this Warrant may deliver a 65 Day Notice, an Exercise Notice or elect the form of consideration pursuant to paragraph 10 only with respect to the Warrant Shares subject to such holder's portion of this Warrant, and, for purposes of paragraph 10(c), the calculation of the Black-Scholes Warrant Value shall be made by the registered holder(s) of a majority in interest of this Warrant.

    8.      The Issuer will pay all documentary stamp taxes
    (if any) attributable to the issuance of Warrant Shares upon the exercise of this Warrant by the registered holder hereof;
    provided that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant surrendered upon the exercise of this Warrant, and the Issuer shall not be required to issue or deliver this Warrant or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

    9. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated
    Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new
    Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant and indemnity, if requested, reasonably satisfactory to the Issuer. Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

    10.     The number of shares of Common Stock (and other
    Capital Stock (as defined below) or property)
    (as adjusted from time to time, the "Exchange
    Rate") issuable upon the exercise of this Warrant and the terms and conditions of this Warrant are subject to adjustment by the Issuer, in consultation with the holder hereof, from time to time as follows:

            (a)     If the Issuer:

                    1.      subdivides its outstanding shares
    of Common Stock into a greater
    number of shares;

                    2.      combines its outstanding shares of
    Common Stock into a smaller number
    of shares; or

                    3.      issues by reclassification of its
    Common Stock any shares of its
    Capital Stock;

                    then the Exchange Rate in effect
    immediately prior to such action shall be adjusted so that the registered holder hereof shall thereafter be entitled to receive upon exercise of this Warrant in respect of each Warrant Share the number of shares of Common Stock or other
    Capital Stock of the Issuer that such
    holder would have received immediately
    following such action if such holder had so exercised this Warrant immediately prior to such action.

    As used herein, the term "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

    Such adjustment shall become effective
    simultaneously with the effective date of any subdivision, combination or reclassification.

    If, after an adjustment, the registered
    holder hereof would receive upon exercise shares of two or more classes of Capital
    Stock of the Issuer, the Exchange Rate
    shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to each such class of Capital Stock as is contemplated hereby with respect to the Common Stock, on terms comparable to those applicable to Common Stock hereunder.


            (b) Whenever any of the actions described in this paragraph 10 are to be taken, the Issuer shall provide the notices required by paragraph 11 hereof.

            (c) (A) The Issuer covenants and agrees with the registered holder hereof not to consolidate or merge with or into, or sell, transfer or lease all or substantially all its assets to, or sell a majority of its securities generally entitled to vote for the election of directors of the Issuer ("Voting
    Securities") to, any person, unless, and
    (B) if any person consummates a tender
    offer for the purchase of at least a
    majority of the Voting Securities (any of which transactions described in clauses
    (A) and (B), a "Transaction"), then, at
    the election of the registered holder
    hereof (or if such holder does not notify the Issuer of such election within twenty days after being notified of the










    Transaction, at the election of the
    Issuer), on the effective date of such
    Transaction (the "Transaction Date") and as a condition to the consummation of any Transaction described in clause (A), either:

    1.      the Issuer shall have redeemed this
    Warrant by paying to such holder,
    upon surrender of this Warrant, a
    cash payment equal to the Black-
    Scholes value of the unexercised
    portion of this Warrant from the
    effective date of the Transaction
    until the Warrant Expiration Date
    (the "Black-Scholes Warrant
    Value"), computed as of such
    Transaction Date; or

    2.      (a)     such person shall expressly
    assume in writing all of the
    obligations of the Issuer
    hereunder and deliver notice
    thereof to the registered
    holder hereof; and

            (b)     upon consummation of such
    Transaction, this Warrant
    shall automatically become
    exercisable for the common
    stock of the acquiror
    (without regard to the form
    of acquisition consideration)
    with similar terms and at an
    exercise price that would
    result in a Black-Scholes
    Warrant Value of this Warrant
     computed immediately after
    the Transaction equal to the
    Black-Scholes Warrant Value
    of this Warrant computed
    immediately before the
    Transaction.

    For purposes of this paragraph 10(c), the factors to be used in the calculation of the Black-Scholes Warrant Value are as follows:

    Stock Price:
    the last sales price of
    the Common Stock reported by Bloomberg
    on the last Trading Day Prior to the
    Transaction Date (the "Last Trading day")

    Time To Expiration:










    the number of Trading Days between the last
    Trading Day and the Termination Date.

    Exercise Price: Exercise Price

    Volatility:
    volatility shown by Bloomberg for the past
    260 days at close on the Last Trading Day, unless the Time to Expiration is less than 260 Trading Days, in which case the volatility shown by Bloomberg at close on the Last Trading Day for the number of Trading Days from the Last Trading Day to the Termination Date.

    Risk-Free Interest Rate:
    closing yield as of the Last Trading Day as quoted in the Wall Street Journal for U.S.
    Treasury bond with a maturity date closest to the Termination Date.

    Number of Shares Outstanding :

    total number of shares of Common Stock
    outstanding as of the Last Trading Day.


    Exercisable Common Stock:

    the number of shares of Common Stock
    exercisable under this Warrant as of the Transaction Date


    The Black-Scholes Warrant Value will be
    calculated using the factors shown above.
     A preliminary calculation of the Black-
    Scholes Warrant Value, and, if
    applicable, the exercise price
    contemplated by paragraph 10(c)2(b)
    hereof,  (using then-current values for
    each factor) will be delivered by Holder to the Issuer not later than the tenth day after it receives notice of a Transaction by the Issuer. The Issuer, in turn, will respond within five days with any comments or questions and reach agreement with Holder on the preliminary factors. On the Transaction Date,
    Holder, in consultation with the Issuer, will calculate the final Black-Scholes
    Warrant Value using the then-current
    values for each factor; such calculation will be used to compute the values called for in paragraph 10(c). It shall be a condition to any Transaction that the consideration provided for herein shall
    be paid in full, in the case of cash, or delivered, in the case of a warrant, all in accordance with the terms hereof, immediately prior to the consummation of the Transaction. As used herein, the term
    "Trading Day" means any day on which the Issuer's Common Stock is quoted on the NNM or, if applicable, other national securities exchange. If the factors shown above can not be determined because the Issuer's Common Stock is not listed on any national securities exchange or because Bloomberg does not report the factors shown above, then the Issuer and the holder of this Warrant shall agree on an alternative calculation to satisfy the requirements of this paragraph 10(c).

            (d) After an adjustment to the Exchange Rate hereunder, any subsequent event requiring an adjustment hereunder shall cause an adjustment to the Exchange Rate as so adjusted.

            (e)     Upon the issuance of any stock dividend
    or distribution of Common Stock pro rata to all holders of Common Stock, the Exchange Rate shall be adjusted so that the registered holder hereof on the record date for such distribution shall be entitled to receive such dividend or distribution on the same terms as the holders of Common Stock upon exercise hereof.

    11. Except as provided in the following paragraph, upon any adjustment of the Exchange Rate pursuant to paragraph 10, the Issuer shall promptly thereafter but in any event within fifteen days following such adjustment (i) cause to be delivered to the registered holder hereof a certificate of its Chief Financial
    Officer setting forth the Exchange Rate after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be delivered to the registered holder hereof at its address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as part of the notice required to be mailed under the other provisions of this paragraph 11.

    In case:

            (a)     the Issuer shall authorize the issuance
    to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

            (b)     of any proposal for a consolidation or
    merger to which the Issuer is a party,
    the sale or transfer of all or
    substantially all of the assets of the
    Issuer, or any reclassification or change of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of a tender offer or exchange offer for shares of Common
    Stock; or

            (c)     of the voluntary or involuntary
    dissolution, liquidation or winding up of the Issuer; or

            (d)     the Issuer proposes to take any action
    that would require an adjustment of the
    Exchange Rate pursuant to paragraph 10;


            then the Issuer shall cause to be given to the registered holder hereof at its address appearing on the Warrant Register (as defined below), at least twenty days (or ten days in any case specified in clause (a) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

    12.     The Issuer shall serve as warrant agent (the
    "Warrant Agent") under this Agreement.  The
    Warrant Agent hereunder shall at all times maintain a register (the "Warrant Register") of the holders of Warrants. Upon thirty days' notice to the registered holder hereof, the Issuer may appoint a new Warrant Agent. Such new Warrant Agent shall be a corporation doing business and in good standing under the laws of the United States or any state thereof, and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Warrant Agent prior to its appointment;
    provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant
    Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant
    Agent, without any further assurance,
    conveyance, act or deed, but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Issuer and shall be legally and validly executed and delivered by the Issuer.

    Any corporation into which the Issuer or any new Warrant Agent may be merged or any corporation resulting from any consolidation to which the Issuer or any new Warrant Agent shall be a party or any corporation to which the Issuer or any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Agreement without any further act; provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of this paragraph 12 or
    (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant
    Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to the registered holder hereof at such holder's last address as shown on the Warrant Register.

            This Warrant shall not be valid unless signed by the Issuer.


            IN WITNESS WHEREOF, SyQuest Technology, Inc.
    has caused this Warrant to be signed by its duly authorized officer.

    Dated:

    SYQUEST TECHNOLOGY,INC.


                                             By:

                                             Name:
                                             Title:

            FORM OF EXERCISE NOTICE

            (To Be Executed Upon Exercise of the Warrant)



    SyQuest Technology, Inc.
    47071 Bayside Parkway
    Fremont, CA 94538
    Attention:  Chief Financial Officer

            Re:  Warrant No.

    Ladies and Gentlemen:

                    The undersigned is the registered holder of the above-referenced warrant (the "Warrant") issued by SyQuest Technology, Inc., the original of which is attached hereto, and hereby elects to exercise the Warrant to purchase _________ Warrant Shares (as defined in the Warrant) and herewith tenders $_____________ by certified or official bank check to the order of SyQuest Technology, Inc. as payment for such Warrant Shares in accordance with the terms of the Warrant (as defined in the Warrant).


                    In accordance with the attached Warrant, the undersigned requests that certificates for such Warrant Shares be registered in the name of and delivered to the undersigned at the following address:

            ________________________










            ________________________
            ________________________

                    [If the number of Warrant Shares to be
    delivered is less than the total number of Warrant
    Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant substantially identical to the attached
    Warrant be issued to the undersigned evidencing the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable under the Warrant less (y) the number of Warrant
    Shares to be delivered in connection with this exercise.]

    NAME OF REGISTERED HOLDER

                                          [ADDRESS]

                                          By:

                                          Name:
                                          Title:



    Exhibit 10.6

            THE SECURITIES REPRESENTED BY OR ISSUABLE ON
    EXERCISE OF THIS WARRANT HAVE NOT BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
    THE SECURITIES HAVE BEEN ACQUIRED FOR
    INVESTMENT AND MAY NOT BE OFFERED FOR SALE,
    SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF
    AN EFFECTIVE REGISTRATION STATEMENT FOR THE
    SECURITIES UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, AND APPLICABLE STATE SECURITIES LAWS,
    OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND
    SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT
    REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
    APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD
    PURSUANT TO RULE 144 UNDER SAID ACT.


    Warrant No. 91

            COMMON STOCK PURCHASE WARRANT


            SYQUEST TECHNOLOGY, INC.

            This Warrant certifies that The Silakhan Route
    ("Holder"), or its registered assigns, is the registered holder of one Warrant (the "Warrant") expiring on May 20, 2004 (the "Termination Date") to purchase shares of common stock, par value $.001 per share (the "Common Stock"), of SYQUEST TECHNOLOGY,
    INC., a Delaware corporation (the "Issuer").  This
    Warrant entitles the holder to purchase from the Issuer up to 35,854 Warrant Shares (as defined below), subject to adjustment, at a per share
    Exercise Price (as defined below). A "Warrant Share" initially represents one fully paid and nonassessable share of Common Stock, based upon an Exchange Rate
    (as defined below) of one-for-one, subject to adjustment pursuant to paragraph 10.

            This Warrant was issued as of October 15, 1997
    (the "Closing Date").

            The exercise price per Warrant Share (plus transfer taxes, if applicable, the "Exercise Price") shall be the greater of (a) 130 percent of the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Exercise Notice
    (as defined below) as reported by the Nasdaq National
    Market (the "NNM") or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the fair market value per share of Common
    Stock during such period as determined in good faith by the Board of Directors of the Issuer and (b) 130 percent of such closing sale price on the day immediately preceding the delivery of the Exercise
    Notice; provided that in no event shall the Exercise
    Price exceed 130 percent of the closing sale price per share of Common Stock on the date of the initial issuance of the warrant, which price is $4.75 per share. If the value of the Common Stock is to be determined by the Board of Directors of the Issuer and the holder of this Warrant disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.
     The Exercise Price multiplied by the Exercise Amount
    (as defined below) at any Exercise Date (as defined below) is referred to as a "Warrant Purchase Price".

            This Warrant shall have the following
    additional terms:

    1. This Warrant is not exercisable until the lapse of a period ending on the 65th day (the "Notice
    Period") after the holder delivers a notice (a
    "65 Day Notice") to the Issuer designating an










    aggregate number of Warrant Shares (the "Exer-cisable Number"). A 65 Day Notice may be given at any time after the Closing Date. If the initial 65 Day Notice does not designate all of the Warrant Shares, this Warrant will become exercisable for some or all of the remaining
    Warrant Shares upon delivery of one or more 65
    Day Notices increasing the Exercisable Number after a further Notice Period. From time to time following the Notice Period, this Warrant may be exercised on any Business Day prior to the Termination Date (an "Exercise Date") for any quantity of Warrant Shares, such that the aggregate number of Warrant Shares issued hereunder is less than or equal to the Exercis-able Number. To exercise this Warrant, the registered holder must, prior to the Termination Date, surrender this Warrant to the Issuer at its principal office with the Exercise Notice attached hereto (an "Exercise
    Notice") duly completed and signed by the registered holder hereof and stating the total number of Warrant Shares in respect of which this Warrant is then exercised (the "Exercise
    Amount") and tender the applicable Warrant
    Purchase Price.  This Warrant shall be
    exercisable only in the minimum amount of 10,000 Warrant Shares and integral multiples of 10,000 Warrant Shares in excess thereof (or such lesser amount as shall constitute the full amount remaining of this Warrant). As used herein the term "Business Day" means any day on which banks in the State of California are open for business.

    2.      On the Business Day following an Exercise Date
    (an "Issue Date"), the Issuer shall issue and cause to be delivered to the registered holder hereof at such address as such holder shall specify in the Exercise Notice a certificate or certificates for the number of full Warrant
    Shares issuable upon the exercise of this Warrant, registered in such holder's name, together with cash (if any) as provided in paragraph 4. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of such Exercise Date.

    3.      If on such Issue Date the number of Warrant
    Shares to be delivered shall be less than the total number of Warrant Shares deliverable hereunder, there shall be issued to the holder hereof or his assignee on such Issue Date a new warrant substantially identical to this










    Warrant, except that such new warrant shall evidence the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable hereunder less (y) the number of Warrant Shares so delivered.

    4. The Issuer shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant
    Shares which shall be issuable upon the
    exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant
    Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant
    Share would, except for the provisions of this paragraph 4, be issuable on the exercise of this Warrant, the Issuer shall pay an amount in cash equal to the last per share sale price of the Common Stock (on the NNM or the Principal
    Market, as the case may be) on the day
    immediately preceding the Exercise Date, multiplied by such fraction (subject to adjustment pursuant to paragraph 10); provided that if at the time that the Exercise Price is to be determined the NNM is not the principal trading market for the Common Stock and there is no Principal Market, then the amount of cash to be paid per fractional Warrant Share shall be determined in good faith by the Board of Directors of the Issuer. If the holder of this Warrant disagrees with such determination, the amount of cash to be paid per fractional
    Warrant Share will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.

    5. For so long as this Warrant has not been exercised in full, the Issuer shall at all times prior to the Termination Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common
    Stock, for issuance upon exercise of this Warrant, the maximum number of shares of Common
    Stock and any other Capital Stock (as defined below) then so issuable. In furtherance of the foregoing, but subject to adjustment pursuant to paragraph 10 and to increase pursuant to the fourth paragraph hereof, the Issuer shall reserve for issuance hereunder, not less than 35,854 shares of Common Stock. In the event the number of shares of Common Stock or other securities issuable in respect of the Warrant
    Shares exceeds the authorized number of shares of Common Stock or other securities, the Issuer shall promptly take all actions necessary to increase the authorized number, including causing its Board of Directors to call a special meeting of stockholders within thirty days of the date on which such excess first existed and recommend such increase for approval by the Issuer's stockholders. The
    Issuer shall use its best efforts to obtain stockholder approval of the increase to the authorized number of shares of Common Stock.

    6. By accepting delivery of this Warrant, the registered holder hereof covenants and agrees with the Issuer not to exercise or transfer this Warrant or any Warrant Shares except in compliance with this Warrant, and that certain
    Investment Letter dated November 14, 1997, between Issuer and Holder.

    7. By accepting this Warrant, the registered holder hereof covenants and agrees with the Issuer that this Warrant may not be sold, assigned, conveyed, encumbered, pledged, hypothecated or in any other manner disposed of or transferred, as a whole or in part, unless and until such holder shall deliver to the Issuer (i) written notice of such transfer and of the name and address of the transferee, (ii) a written agreement, in form and substance reasonably satisfactory to the Issuer, of the transferee to comply with the applicable terms of this Warrant and (iii) an opinion of counsel for such holder, reasonably satisfactory to the Issuer in form, scope and substance, that such transaction will comply with all applicable securities laws and regulations. If a portion of this Warrant is transferred, all rights of the registered holder hereunder may be exercised by the transferee (subject to the requirement that such transferee shall provide a like opinion of counsel in respect of the number of Warrant Shares transferred with the portion of this Warrant), provided that any registered holder of this Warrant may deliver a 65 Day Notice, an Exercise Notice or elect the form of consideration pursuant to paragraph 10 only with respect to the Warrant Shares subject to such holder's portion of this Warrant, and, for purposes of paragraph 10(c), the calculation of the Black-Scholes Warrant Value shall be made by the registered holder(s) of a majority in interest of this Warrant.











    8.      The Issuer will pay all documentary stamp taxes
    (if any) attributable to the issuance of Warrant Shares upon the exercise of this Warrant by the registered holder hereof;
    provided that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant surrendered upon the exercise of this Warrant, and the Issuer shall not be required to issue or deliver this Warrant or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

    9. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated
    Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new
    Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant and indemnity, if requested, reasonably satisfactory to the Issuer. Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

    10.     The number of shares of Common Stock (and other
    Capital Stock (as defined below) or property)
    (as adjusted from time to time, the "Exchange
    Rate") issuable upon the exercise of this Warrant and the terms and conditions of this Warrant are subject to adjustment by the Issuer, in consultation with the holder hereof, from time to time as follows:

            (a)     If the Issuer:

             1.      subdivides its outstanding shares
    of Common Stock into a greater
    number of shares;

             2.      combines its outstanding shares of
    Common Stock into a smaller number
    of shares; or

                    3.      issues by reclassification of its
    Common Stock any shares of its










    Capital Stock;

    then the Exchange Rate in effect
    immediately prior to such action shall be adjusted so that the registered holder hereof shall thereafter be entitled to receive upon exercise of this Warrant in respect of each Warrant Share the number of shares of Common Stock or other
    Capital Stock of the Issuer that such
    holder would have received immediately
    following such action if such holder had so exercised this Warrant immediately prior to such action.

    As used herein, the term "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

    Such adjustment shall become effective
    simultaneously with the effective date of any subdivision, combination or reclassification.

    If, after an adjustment, the registered
    holder hereof would receive upon exercise shares of two or more classes of Capital
    Stock of the Issuer, the Exchange Rate
    shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to each such class of Capital Stock as is contemplated hereby with respect to the Common Stock, on terms comparable to those applicable to Common Stock hereunder.

            (b) Whenever any of the actions described in this paragraph 10 are to be taken, the Issuer shall provide the notices required by paragraph 11 hereof.

            (c) (A) The Issuer covenants and agrees with the registered holder hereof not to consolidate or merge with or into, or sell, transfer or lease all or substantially all its assets to, or sell a majority of its securities generally entitled to vote for the election of directors of the Issuer ("Voting
    Securities") to, any person, unless, and
    (B) if any person consummates a tender
    offer for the purchase of at least a










    majority of the Voting Securities (any of which transactions described in clauses
    (A) and (B), a "Transaction"), then, at
    the election of the registered holder
    hereof (or if such holder does not notify the Issuer of such election within twenty days after being notified of the Transaction, at the election of the Issuer), on the effective date of such Transaction (the "Transaction Date") and as a condition to the consummation of any Transaction described in clause (A), either:

    1.      the Issuer shall have redeemed this
    Warrant by paying to such holder,
    upon surrender of this Warrant, a
    cash payment equal to the Black-
    Scholes value of the unexercised
    portion of this Warrant from the
    effective date of the Transaction
    until the Warrant Expiration Date
    (the "Black-Scholes Warrant
    Value"), computed as of such
    Transaction Date; or

    2.      (a)     such person shall expressly
    assume in writing all of the
    obligations of the Issuer
    hereunder and deliver notice
    thereof to the registered
    holder hereof; and

            (b)     upon consummation of such
    Transaction, this Warrant
    shall automatically become
    exercisable for the common
    stock of the acquiror
    (without regard to the form
    of acquisition consideration)
    with similar terms and at an
    exercise price that would
    result in a Black-Scholes
    Warrant Value of this Warrant
     computed immediately after
    the Transaction equal to the
    Black-Scholes Warrant Value
    of this Warrant computed
    immediately before the
    Transaction.

    For purposes of this paragraph 10(c), the factors to be used in the calculation of the Black-Scholes Warrant Value are as follows:











    Stock Price:
    the last sales price of
    the Common Stock reported by Bloomberg
    on the last Trading Day Prior to the
    Transaction Date (the "Last Trading day")

    Time To Expiration:
    the number of Trading Days between the last
    Trading Day and the Termination Date.

    Exercise Price: Exercise Price

    Volatility:
    volatility shown by Bloomberg for the past
    260 days at close on the Last Trading Day, unless the Time to Expiration is less than 260 Trading Days, in which case the volatility shown by Bloomberg at close on the Last Trading Day for the number of Trading Days from the Last Trading Day to the Termination Date.

    Risk-Free Interest Rate:
    closing yield as of the Last Trading Day as quoted in the Wall Street Journal for U.S.
    Treasury bond with a maturity date closest to the Termination Date.

    Number of Shares Outstanding :

    total number of shares of Common Stock
    outstanding as of the Last Trading Day.


    Exercisable Common Stock:

    the number of shares of Common Stock
    exercisable under this Warrant as of the Transaction Date


    The Black-Scholes Warrant Value will be
    calculated using the factors shown above.
     A preliminary calculation of the Black-
    Scholes Warrant Value, and, if
    applicable, the exercise price
    contemplated by paragraph 10(c)2(b)
    hereof,  (using then-current values for
    each factor) will be delivered by Holder to the Issuer not later than the tenth day after it receives notice of a Transaction by the Issuer. The Issuer, in turn, will respond within five days with any comments or questions and reach agreement with Holder on the preliminary factors. On the Transaction Date,










    Holder, in consultation with the Issuer, will calculate the final Black-Scholes
    Warrant Value using the then-current
    values for each factor; such calculation will be used to compute the values called for in paragraph 10(c). It shall be a condition to any Transaction that the consideration provided for herein shall be paid in full, in the case of cash, or delivered, in the case of a warrant, all in accordance with the terms hereof, immediately prior to the consummation of the Transaction. As used herein, the term
    "Trading Day" means any day on which the Issuer's Common Stock is quoted on the NNM or, if applicable, other national securities exchange. If the factors shown above can not be determined because the Issuer's Common Stock is not listed on any national securities exchange or because Bloomberg does not report the factors shown above, then the Issuer and the holder of this Warrant shall agree on an alternative calculation to satisfy the requirements of this paragraph 10(c).

            (d) After an adjustment to the Exchange Rate hereunder, any subsequent event requiring an adjustment hereunder shall cause an adjustment to the Exchange Rate as so adjusted.

            (e)     Upon the issuance of any stock dividend
    or distribution of Common Stock pro rata to all holders of Common Stock, the Exchange Rate shall be adjusted so that the registered holder hereof on the record date for such distribution shall be entitled to receive such dividend or distribution on the same terms as the holders of Common Stock upon exercise hereof.

    11. Except as provided in the following paragraph, upon any adjustment of the Exchange Rate pursuant to paragraph 10, the Issuer shall promptly thereafter but in any event within fifteen days following such adjustment (i) cause to be delivered to the registered holder hereof a certificate of its Chief Financial
    Officer setting forth the Exchange Rate after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be delivered to the
    registered holder hereof at its address
    appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as part of the notice required to be mailed under the other provisions of this paragraph 11.

    In case:

            (a)     the Issuer shall authorize the issuance
    to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

            (b)     of any proposal for a consolidation or
    merger to which the Issuer is a party,
    the sale or transfer of all or
    substantially all of the assets of the
    Issuer, or any reclassification or change of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of a tender offer or exchange offer for shares of Common
    Stock; or

            (c)     of the voluntary or involuntary
    dissolution, liquidation or winding up of the Issuer; or

            (d)     the Issuer proposes to take any action
    that would require an adjustment of the
    Exchange Rate pursuant to paragraph 10;


            then the Issuer shall cause to be given to the registered holder hereof at its address appearing on the Warrant Register (as defined below), at least twenty days (or ten days in any case specified in clause (a) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of










    Common Stock, or (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

    12.     The Issuer shall serve as warrant agent (the
    "Warrant Agent") under this Agreement.  The
    Warrant Agent hereunder shall at all times maintain a register (the "Warrant Register") of the holders of Warrants. Upon thirty days' notice to the registered holder hereof, the Issuer may appoint a new Warrant Agent. Such new Warrant Agent shall be a corporation doing business and in good standing under the laws of the United States or any state thereof, and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Warrant Agent prior to its appointment;
    provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant
    Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant
    Agent, without any further assurance,
    conveyance, act or deed, but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Issuer and shall be legally and validly executed and delivered by the Issuer.

            Any corporation into which the Issuer or any new Warrant Agent may be merged or any corporation resulting from any consolidation to which the Issuer or any new Warrant Agent shall be a party or any corporation to which the Issuer or any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Agreement without any further act; provided that such corporation (i) would be eligible for
    appointment as successor to the Warrant Agent under the provisions of this paragraph 12 or
    (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant
    Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to the registered holder hereof at such holder's last address as shown on the Warrant Register.

            This Warrant shall not be valid unless signed by the Issuer.



    IN WITNESS WHEREOF, SyQuest Technology, Inc. has caused this Warrant to be signed by its duly authorized officer.

    Dated:

    SYQUEST TECHNOLOGY,INC.


                                           By:

                                           Name:
                                           Title:


            FORM OF EXERCISE NOTICE

            (To Be Executed Upon Exercise of the Warrant)

                                               [DATE]

    SyQuest Technology, Inc.
    47071 Bayside Parkway
    Fremont, CA 94538
    Attention:  Chief Financial Officer

            Re:  Warrant No.

    Ladies and Gentlemen:

                    The undersigned is the registered holder of the above-referenced warrant (the "Warrant") issued by SyQuest Technology, Inc., the original of which is attached hereto, and hereby elects to exercise the Warrant to purchase _________ Warrant Shares (as defined in the Warrant) and herewith tenders $_____________ by certified or official bank check to the order of SyQuest Technology, Inc. as payment for such Warrant Shares in accordance with the terms of the Warrant (as defined in the Warrant).












                    In accordance with the attached Warrant, the undersigned requests that certificates for such Warrant Shares be registered in the name of and delivered to the undersigned at the following address:

            ________________________
            ________________________
            ________________________

                    [If the number of Warrant Shares to be
    delivered is less than the total number of Warrant
    Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant substantially identical to the attached
    Warrant be issued to the undersigned evidencing the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable under the Warrant less (y) the number of Warrant
    Shares to be delivered in connection with this exercise.]

    NAME OF REGISTERED HOLDER

                                           [ADDRESS]

                                            By:

                                            Name:
                                            Title:


    Exhibit 10.7

            THE SECURITIES REPRESENTED BY OR ISSUABLE ON
    EXERCISE OF THIS WARRANT HAVE NOT BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
    THE SECURITIES HAVE BEEN ACQUIRED FOR
    INVESTMENT AND MAY NOT BE OFFERED FOR SALE,
    SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF
    AN EFFECTIVE REGISTRATION STATEMENT FOR THE
    SECURITIES UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, AND APPLICABLE STATE SECURITIES LAWS,
    OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND
    SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT
    REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
    APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD
    PURSUANT TO RULE 144 UNDER SAID ACT.



    Warrant No. 92











            COMMON STOCK PURCHASE WARRANT


            SYQUEST TECHNOLOGY, INC.

            This Warrant certifies that Wharton Capital
    Partners ("Holder"), or its registered assigns, is the registered holder of one Warrant (the "Warrant") expiring on May 1, 2004 (the "Termination Date") to purchase shares of common stock, par value $.0001 per share (the "Common Stock"), of SYQUEST TECHNOLOGY,
    INC., a Delaware corporation (the "Issuer").  This
    Warrant entitles the holder to purchase from the Issuer up to 1,804,347 Warrant Shares (as defined below), subject to adjustment, at a per share
    Exercise Price (as defined below). A "Warrant Share" initially represents one fully paid and nonassessable share of Common Stock, subject to adjustment pursuant to paragraph 10.

            This Warrant was issued as of November 6, 1997
    (the "Closing Date").

            The exercise price per Warrant Share (plus transfer taxes, if applicable, the "Exercise Price") shall be the greater of (a) 130 percent of the arithmetical average of the closing sale prices per share of Common Stock on the five consecutive trading days preceding the delivery of any Exercise Notice
    (as defined below) as reported by the Nasdaq National
    Market (the "NNM") or, if the NNM is not then the principal trading market for the Common Stock, on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the fair market value per share of Common
    Stock during such period as determined in good faith by the Board of Directors of the Issuer and (b) 130 percent of such closing sale price on the day immediately preceding the delivery of the Exercise
    Notice; provided that in no event shall the Exercise
    Price exceed $3.0469.  If the value of the Common
    Stock is to be determined by the Board of Directors of the Issuer and the holder of this Warrant disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American
    Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant. The Exercise Price multiplied by the Exercise Amount (as defined below) at any Exercise Date (as defined below) is referred to as a "Warrant Purchase Price".

            The number of Warrant Shares for which this










    Warrant may be exercised will increase by 6.67% for each month (prorated daily for partial months) that either of the following conditions is not satisfied:
    (i) the Registration Statement (as defined in the Purchase Agreement) shall be effective not later than December 4, 1997 (provided that such condition need not be satisfied until January 5, 1998 if the Securities and Exchange Commission reviews the Registration Statement), and (ii) on the day after the Issuer's 1997 Special Meeting of stockholders, but in any event not later than December 4, 1997
    (provided that such condition need not be satisfied until January 5, 1998 if the Securities and Exchange
    Commission reviews the proxy filing) the Issuer shall have the number of duly authorized shares of Common
    Stock reserved for issuance to Holder equal to the total number then issuable upon full exercise of this Warrant and full conversion of the Preferred Shares
    (as defined in the Securities Purchase Agreement) or Issuer is otherwise able to deliver shares of Common
    Stock upon such exercise or conversion.

            This Warrant shall have the following
    additional terms:

    1. This Warrant is not exercisable until the lapse of a period ending on the 65th day (the "Notice
    Period") after the holder delivers a notice (a
    "65 Day Notice") to the Issuer designating an aggregate number of Warrant Shares (the "Exer-cisable Number"). A 65 Day Notice may be given at any time after the Closing Date. If the initial 65 Day Notice does not designate all of the Warrant Shares, this Warrant will become exercisable for some or all of the remaining
    Warrant Shares upon delivery of one or more 65
    Day Notices increasing the Exercisable Number after a further Notice Period. From time to time following the Notice Period, this Warrant may be exercised on any Business Day prior to the Termination Date (an "Exercise Date") for any quantity of Warrant Shares, such that the aggregate number of Warrant Shares issued hereunder is less than or equal to the Exercis-able Number. To exercise this Warrant, the registered holder must, prior to the Termination Date, surrender this Warrant to the Issuer at its principal office with the Exercise Notice attached hereto (an "Exercise
    Notice") duly completed and signed by the registered holder hereof and stating the total number of Warrant Shares in respect of which this Warrant is then exercised (the "Exercise
    Amount") and tender the applicable Warrant
    Purchase Price.  This Warrant shall be
    exercisable only in the minimum amount of










    10,000 Warrant Shares and integral multiples of 10,000 Warrant Shares in excess thereof (or such lesser amount as shall constitute the full amount remaining of this Warrant). As used herein the term "Business Day" means any day on which banks in the State of California are open for business.

    2.      On the Business Day following an Exercise Date
    (an "Issue Date"), the Issuer shall issue and cause to be delivered to the registered holder hereof at such address as such holder shall specify in the Exercise Notice a certificate or certificates for the number of full Warrant
    Shares issuable upon the exercise of this Warrant, registered in such holder's name, together with cash (if any) as provided in paragraph 4. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of such Exercise Date.
    If the certificate or certificates for the number of the Warrant Shares can be issued without a restrictive legend pursuant to the Purchase Agreement, on request made by the holders of the Warrant in the Exercise Notice, the Company will authorize and instruct its transfer agent to issue the such certificate or certificates electronically.

    3.      If on such Issue Date the number of Warrant
    Shares to be delivered shall be less than the total number of Warrant Shares deliverable hereunder, there shall be issued to the holder hereof or his assignee on such Issue Date a new warrant substantially identical to this
    Warrant, except that such new warrant shall evidence the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable hereunder less (y) the number of Warrant Shares so delivered.

    4. The Issuer shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant
    Shares which shall be issuable upon the
    exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant
    Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant
    Share would, except for the provisions of this paragraph 4, be issuable on the exercise of this Warrant, the Issuer shall pay an amount in cash equal to the last per share sale price of the Common Stock (on the NNM or the Principal










    Market, as the case may be) on the day
    immediately preceding the Exercise Date, multiplied by such fraction (subject to adjustment pursuant to paragraph 10); provided that if at the time that the Exercise Price is to be determined the NNM is not the principal trading market for the Common Stock and there is no Principal Market, then the amount of cash to be paid per fractional Warrant Share shall be determined in good faith by the Board of Directors of the Issuer. If the holder of this Warrant disagrees with such determination, the amount of cash to be paid per fractional
    Warrant Share will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in San Francisco, California, or at such other place as agreed to in writing by the Issuer and the holder of this Warrant.

    5. Only after Issuer has amended its Certificate of Incorporation to increase the number of shares of its authorized Common Stock to 240,000,000, and for so long as this Warrant has not been exercised in full, the Issuer shall at all times prior to the Termination
    Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for issuance upon exercise of this Warrant, the maximum number of shares of Common Stock then so issuable. In furtherance of the foregoing, but subject to adjustment pursuant to paragraph 10 and to increase pursuant to the fourth paragraph hereof, the Issuer shall reserve for issuance hereunder after Issuer has amended its Certificate of Incorporation to increase the number of shares of its authorized Common Stock to 240,000,000, not less than 1,804,347 shares of Common Stock. In the event the number of shares of Common Stock or other securities issuable in respect of the Warrant Shares exceeds the authorized number of shares of Common Stock or other securities, the Issuer shall promptly take all actions necessary to increase the authorized number, including causing its Board of Directors to call a special meeting of stockholders within thirty days of the date on which such excess first existed and recommend such increase for approval by the Issuer's stockholders. The
    Issuer shall use its best efforts to obtain stockholder approval of the increase to the authorized number of shares of Common Stock.











    6. By accepting delivery of this Warrant, the registered holder hereof covenants and agrees with the Issuer not to exercise or transfer this Warrant or any Warrant Shares except in compliance with this Warrant, and that certain
    Investment Letter dated ___________, between
    Issuer and Holder.

    7. By accepting this Warrant, the registered holder hereof covenants and agrees with the Issuer that this Warrant may not be sold, assigned, conveyed, encumbered, pledged, hypothecated or in any other manner disposed of or transferred, as a whole or in part, unless and until such holder shall deliver to the Issuer (i) written notice of such transfer and of the name and address of the transferee, (ii) a written agreement, in form and substance reasonably satisfactory to the Issuer, of the transferee to comply with the applicable terms of the Purchase Agreement and this Warrant and
    (iii) an opinion of counsel for such holder, reasonably satisfactory to the Issuer in form, scope and substance, that such transaction will comply with all applicable securities laws and regulations. If a portion of this Warrant is transferred, all rights of the registered holder hereunder may be exercised by the transferee (subject to the requirement that such transferee shall provide a like opinion of counsel in respect of the number of Warrant
    Shares transferred with the portion of this Warrant), provided that any registered holder of this Warrant may deliver a 65 Day Notice, or an Exercise Notice subject to such holder's portion of this Warrant.

    8.      The Issuer will pay all documentary stamp taxes
    (if any) attributable to the issuance of Warrant Shares upon the exercise of this Warrant by the registered holder hereof;
    provided that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant surrendered upon the exercise of this Warrant, and the Issuer shall not be required to issue or deliver this Warrant or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

    9. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated
    Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new
    Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant and indemnity, if requested, reasonably satisfactory to the Issuer. Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

    10. In case of any reclassification, capital reorganization or other change of outstanding shares of the Common Stock, or in case of any consolidation or merger of the Issuer with or into another corporation (other than a consolidation or merger in which the Issuer is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), the Issuer shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Warrant immediately prior to such reclassification, capital
    reorganization or other change, consolidation or merger. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9.
    The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations or mergers. If the consideration received by the holders of Common
    Stock is other than cash, the value shall be as determined by the Board of Directors of the Company acting in good faith.


    11. If and whenever the Issuer shall effect a stock dividend, a stock split, a stock combination,










    or a reverse stock split of the Common Stock, the number of Warrant Shares purchasable hereunder and the Exercise Price shall be proportionately adjusted in the manner determined by the Issuer's Board of Directors acting in good faith. The number of shares, as so adjusted, shall be rounded down to the nearest whole number and the Exercise Price shall be rounded to the nearest cent.



            This Warrant shall not be valid unless signed by the Issuer.


            IN WITNESS WHEREOF, SyQuest Technology, Inc.
    has caused this Warrant to be signed by its duly authorized officer.

    Dated:  November 11, 1997


    SYQUEST TECHNOLOGY, INC.

                                              By:

                                              Name:
                                              Title:


            FORM OF EXERCISE NOTICE

            (To Be Executed Upon Exercise of the Warrant)

                                                    [DATE]
    SyQuest Technology, Inc.
    47071 Bayside Parkway
    Fremont, CA 94538
    Attention:  Chief Financial Officer

            Re:  Warrant No.

    Ladies and Gentlemen:

                    The undersigned is the registered holder of the above-referenced warrant (the "Warrant") issued by SyQuest Technology, Inc., the original of which is attached hereto, and hereby elects to exercise the Warrant to purchase _________ Warrant Shares (as defined in the Warrant) and herewith tenders $_____________ by certified or official bank check to the order of SyQuest Technology, Inc. as payment for such Warrant Shares in accordance with the terms of the Warrant and the Purchase Agreement
    (as defined in the Warrant).











                    In accordance with the attached Warrant,
    the undersigned requests that certificates for such
    Warrant Shares be registered in the name of and
    delivered to the undersigned at the following
    address:
            ________________________
            ________________________
            ________________________

                    [If the number of Warrant Shares to be
    delivered is less than the total number of Warrant
    Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant substantially identical to the attached
    Warrant be issued to the undersigned evidencing the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable under the Warrant less (y) the number of Warrant
    Shares to be delivered in connection with this exercise.]

                                          NAME OF REGISTERED HOLDER
                                          [ADDRESS]

                                           By:

                                           Name:
                                           Title